UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TSR, Inc.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TSR, Inc.
400 OSER AVENUE, SUITE 150
HAUPPAUGE, NY 11788

Dear Stockholders,

The fiscal year ending May 31, 2020 has been a year of dramatic change for TSR, Inc. (“TSR” or the “Company”).

In late 2019, TSR settled a long running proxy contest with a group of the Company’s largest stockholders ending a period of costly litigation.  As a result of the settlement, a new board of directors was put in place.  The new board went to immediate work focusing on profitably growing the business and achieving adequate returns on stockholders’ capital.

In February of 2020, the board appointed Thomas Salerno as acting CEO and in March of 2020, the Covid-19 epidemic brought uncertainty to our lives and to the economy. Thomas arrived in the C-Suite for a trial by fire.

Despite this gale of a headwind, in the fiscal quarter ending May 31, 2020, the Company reported operating earnings for the first time in seven quarters. While squeezing out a small operating profit may seem like small reason to cheer, after so many quarters in the desert, we hope stockholders can applaud the team’s effort. We are excited about the prospects for the Company when the world returns to normal.

With profitable growth as an objective, in September of 2020, the Company announced its first acquisition in nearly twenty years when TSR purchased Geneva Consulting Group, Inc. (“Geneva”). Geneva brings a group of dedicated professionals and a list of valuable customers which we believe will help diversify our business and expand the scope of our services. We will report to you our progress integrating Geneva throughout the next year.

We understand that the staffing business is a competitive business. Our primary assets are our employees and our customers. We are working to provide a dynamic and healthy workplace for the former, and the best programmers and IT professionals for the later. Our current strategic plan is to organically grow the Company, but if we can find further acquisitions at a reasonable price, the board will carefully consider them.

Our annual stockholder meeting will be held on November 19, 2020 at 11:00 a.m., Eastern Time, and we invite you to participate. The following items will be on the agenda:

1.	To elect one Class II Director for a term to expire at the 2023 annual stockholder meeting;

2.	To approve an amendment to the Company’s Certificate of Incorporation to de-classify the board of directors;

3.	To approve the adoption of our 2020 Equity Incentive Plan;

4.	To ratify the appointment of CohnReznick LLP as the independent registered public accountants of the Company for the fiscal year ending May 31, 2021;

5.	To hold a non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the proxy statement;

6.	To hold a non-binding advisory vote on whether a non-binding advisory vote on the compensation program for the Company’s named executive officers should be held every one, two, or three years;

7.	To hold a non-binding advisory vote on the termination of the Company’s stockholder rights plan no later than August 29, 2021; and

8.	To transact other business that may properly come before the annual meeting, including any adjournment or postponement thereof.

Our board of directors has fixed the close of business on October 20, 2020 as the record date for determining those stockholders entitled to receive notice of and vote at the annual meeting and any adjournments or postponements thereof.

The board and management team are committed to a new era of growth for TSR. In every decision, we are accountable to you, the stockholders.

I look forward to discussing our plans and progress at the meeting and in the years to come. Meanwhile, I encourage you to take care of yourself and your community during this pandemic.

Bradley Tirpak

Chairman of the Board

Hauppauge, New York

[         ], 2020

TSR, Inc.
400 OSER AVENUE, SUITE 150
HAUPPAUGE, NY 11788

NOTICE OF COMBINED 2019 & 2020 ANNUAL MEETING OF STOCKHOLDERS
to be held on November 19, 2020

NOTICE IS HEREBY GIVEN that the combined 2019 and 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of TSR, Inc. (“TSR” or the “Company”), a Delaware corporation, will be held on November 19, 2020 at 11:00 a.m., local time. As a result of the public health and travel risks and concerns due to COVID-19, the Annual Meeting will be a virtual meeting of stockholders, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/tsrconsulting/2020. You will not be able to attend the Annual Meeting in person. Please read carefully the sections in the proxy statement on attending via webcast and voting at the Annual Meeting to ensure that you comply with these requirements.

The purposes of the meeting are:

1. To elect one Class II Director for a term to expire at the 2023 annual stockholder meeting;

2. To vote on a proposal to approve an amendment to the Company’s Certificate of Incorporation to de-classify the board of directors (the “Board”);

3. To vote on a proposal to approve the adoption of our 2020 Equity Incentive Plan;

4. To ratify the appointment of CohnReznick LLP as the independent registered public accountants of the Company for the fiscal year ending May 31, 2021;

5. To hold a non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the proxy statement;

6. To hold a non-binding advisory vote on whether a non-binding advisory vote on the compensation program for the Company’s named executive officers should be held every one, two, or three years;

7. To hold a non-binding advisory vote on the termination of the Company’s stockholder rights plan no later than August 29, 2021; and

8. To transact other business that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

These matters are more fully described in the proxy statement. The Board recommends that you vote “FOR” the nominated director, “FOR” the proposal to amend the Company’s Certificate of Incorporation to de-classify the Board, “FOR” the proposal to adopt the 2020 Equity Incentive Plan, “FOR” for the ratification of the Company’s independent registered public accounting firm, “FOR” the approval of the compensation program for the Company’s named executive officers and “FOR” a frequency of EVERY ONE YEAR regarding how frequently the Company should seek an advisory vote on the compensation program for its named executive officers. The Board makes no recommendation on the advisory vote to terminate the Company’s stockholder rights plan no later than August 29, 2021. The Board knows of no other matters at this time that may be properly brought before the meeting.

Stockholders of record at the close of business on October 20, 2020 will be entitled to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the virtual Annual Meeting and during the ten-day period prior to the date of the Annual Meeting, at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

By Order of the Board of Directors,

John G. Sharkey, Secretary

Hauppauge, New York

[        ], 2020

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIA WEBCAST, PLEASE ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING BY VOTING IN ONE OF THE FOLLOWING WAYS:

(1)	VIA THE INTERNET – GO TO THE WEBSITE DESIGNATED ON THE ENCLOSED PROXY CARD.

(2)	BY TELEPHONE – CALL THE TELEPHONE NUMBER DESIGNATED ON THE ENCLOSED PROXY CARD.

(3)	BY MAIL – COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NEEDED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

YOUR PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

i

ii

TSR, Inc.
400 Oser Avenue, Suite 150
Hauppauge, NY 11788

COMBINED 2019 & 2020 ANNUAL MEETING OF STOCKHOLDERS
to be held on November 19, 2020

PROXY STATEMENT

This solicitation of proxies is being made by the Board of Directors (the “Board”) of TSR, Inc. (“TSR” or the “Company”) for use at the combined 2019 and 2020 Annual Meeting of the Stockholders of the Company (the “Annual Meeting”) on November 19, 2020 at 11:00 a.m., Eastern Time, or at any postponement or adjournment thereof. As a result of the public health and travel risks and concerns due to COVID-19, the Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the meeting, vote and submit your questions during the meeting by visiting https://www.cstproxy.com/tsrconsulting/2020 and entering your control number included on the proxy card you receive. You will not be able to attend the meeting in person. The Board and officers and employees of the Company will solicit proxies by mail, telephone and personal contact for no additional compensation.

This Proxy Statement (“Proxy Statement”), the enclosed form of proxy and the Company’s Annual Report for the fiscal year ended May 31, 2020 shall be mailed on or about [          ], 2020 to holders of record of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), as of October 20, 2020, using the full set delivery option pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Only Stockholders of record at the close of business on October 20, 2020 are entitled to vote at the Annual Meeting. On October 20, 2020, there were [          ] shares of Common Stock issued and outstanding.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Stockholders Meeting to be held on November 19, 2020

This Proxy Statement, a copy of the form of proxy and the Company’s Annual Report for the fiscal year ended May 31, 2020 are also available on the Investor Relations page of our website at www.tsrconsulting.com.

QUESTIONS & ANSWERS ABOUT THIS PROXY SOLICITATION

The following are some of the questions that you may have about this Proxy Statement and the answers to those questions. The information in this section does not provide all of the information that may be important to you with respect to this Proxy Statement. Therefore, we encourage you to read the entire Proxy Statement, which was first distributed beginning on or about [          ], 2020, for more information about these topics.

Why am I receiving these materials?

TSR has made these materials available to you in connection with the Company’s solicitation of proxies for use at the Annual Meeting to be held via webcast, on November 19, 2020 at 11:00 a.m., Eastern Time, or at any postponement or adjournment thereof. The Company, on behalf of the Board, is soliciting your proxy to vote your shares at the Annual Meeting. We solicit proxies to give stockholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. You are invited to attend the Annual Meeting via webcast and are requested to vote on the proposals described in this Proxy Statement.

Why Is the Company Holding a Virtual Annual Meeting and How Do I Participate?

Due to the public health impact of COVID-19 and to support the health and well-being of our stockholders, this Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. Stockholders will have multiple opportunities to submit questions to the Company for the Annual Meeting. Stockholders who wish to submit a question in advance may do so beginning on November 16, 2020 by pre-registering and then selecting the chat box link. Stockholders also may submit questions live during the meeting. Questions pertinent to the Annual Meeting matters may be recognized and answered during the meeting in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for Annual Meeting matters.

Any stockholder can listen to and participate in the Annual Meeting live via the Internet at https://www.cstproxy.com/tsrconsulting/2020. The webcast will start at 11:00 a.m., Eastern Time, on November 19, 2020. Stockholders may vote and submit questions while connected to the Annual Meeting on the Internet.

Instructions on how to connect and participate in the Annual Meeting, including how to demonstrate proof of ownership of our Common Stock, are posted at https://www.cstproxy.com/tsrconsulting/2020. If you do not have your 12-digit control number that is printed in the box on your proxy card, you will only be able to listen to the Annual Meeting.

If you do not have Internet capabilities, you can attend the Annual Meeting via a listen-only format by dialing 1 888-965-8995 (toll-free) within the U.S. and Canada, or 1 415-655-0243 (standard rates apply) outside of the U.S. and Canada, and entering the pin number (36211775#) when prompted. You will not be able to vote or submit questions through the listen-only format.

What is being voted on at the Annual Meeting?

The Company is aware of seven (7) matters that stockholders may vote on at the Annual Meeting. These matters are listed on the Company’s proxy card. The seven matters listed on the Company’s proxy card are as follows:

1.	The election to the Board of one (1) Class II nominee (Proposal No. 1);

2.	The approval of an amendment to the Company’s Certificate of Incorporation to de-classify the Board (Proposal No. 2);

3.	The approval of the adoption of our 2020 Equity Incentive Plan (Proposal No. 3);

4.	The ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021 (Proposal No. 4);

5.	A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed herein (Proposal No. 5);

6.	A non-binding advisory vote on whether a non-binding advisory vote on the compensation program for the Company’s named executive officers should be held every one, two, or three years (Proposal No. 6);

7.	A non-binding advisory vote on the termination of the Company’s stockholder rights plan no later than August 29, 2021 (Proposal No. 7).

How does the Board of TSR recommend that I vote?

At the Annual Meeting, the Board of TSR recommends that you vote your shares:

1.	“FOR” the election of the Class II nominee (Proposal No. 1);

2.	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to de-classify the Board (Proposal No. 2);

3.	“FOR” the approval of the adoption of our 2020 Equity Incentive Plan (Proposal No. 3);

4.	“FOR” the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021 (Proposal No. 4);

5.	“FOR” the approval of the compensation program for our named executive officers as described herein (Proposal No. 5); and

6.	“FOR” a frequency of EVERY ONE YEAR regarding how frequently we should seek an advisory vote on the compensation program for our named executive officers (Proposal No. 6);

The Board makes no recommendation on the proposal to terminate the stockholder rights plan no later than August 29, 2021 (Proposal No. 7).

Who is entitled to vote at the Annual Meeting?

Stockholders of record of shares of Common Stock, at the close of business on October 20, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. Each share of Common Stock is entitled to one vote on each matter to be voted on. As of the record date, there were [         ] shares of Common Stock issued and outstanding. There are no other voting securities of the Company outstanding.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the notice for the Annual Meeting (“Notice”) was sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares. Your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will not be able to vote your shares on any proposals other than Proposal No. 4. It is very important to instruct your broker how to vote your shares by following their voting instructions.

How do I vote?

Stockholder of Record. If you are a stockholder of record you can vote in any one of four ways:

1.	Via the Internet Prior to the Meeting. You may vote by proxy via the Internet prior to the Annual Meeting by following the instructions provided on the enclosed proxy card.

2.	By Telephone. You may vote by proxy by calling the toll-free number found on the enclosed proxy card.

3.	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

4.	At the Meeting. If you attend the virtual Annual Meeting, you may vote during the meeting by visiting https://www.cstproxy.com/tsrconsulting/2020, entering your control number included on the proxy card you receive.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and you can vote in any one of two ways:

1.	Broker Instructions. A Notice was forwarded to you by a brokerage firm, bank, broker-dealer, or other similar organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares. Your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will not be able to vote your shares for Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 5, Proposal No. 6 or Proposal No. 7. It is very important to instruct your broker how to vote your shares by following their voting instructions.

2.	At the Meeting. If you are a beneficial owner of shares held in street name and wish to vote at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number. To vote during the Annual Meeting, please visit https://www.cstproxy.com/tsrconsulting/2020 and enter your control number you receive.

How many votes are required to approve each proposal?

1.	Proposal No. 1 – Election to the Company’s Board of one (1) Class II nominee named in this Proxy Statement. Candidates for election as members of the Board who receive the highest number of votes, up to the number of directors to be chosen, shall stand elected; an absolute majority of the votes cast is not a prerequisite to the election of any candidate to the Board, nor is it a prerequisite to election for a candidate to receive more affirmative votes than authority withheld votes. A proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee. Broker non-votes, if any, will have no effect.

2.	Proposal No. 2 – Approval of an amendment to the Company’s Certificate of Incorporation to de-classify the Board. Under our Certificate of Incorporation, as amended, approval of this proposal requires the affirmative vote of the holders of not less than two-thirds of the stock having voting power and entitled to vote. Abstentions and broker non-votes will have the same effect as votes “against” this proposal.

3.	Proposal No. 3 – Approval of the adoption of our 2020 Equity Incentive Plan. Adoption of this proposal requires the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposal. Broker non-votes, if any, will have no effect.

4.	Proposal No. 4 – Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021. Adoption of this proposal requires the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposal.

5.	Proposal No. 5 – A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the proxy statement. The Company will consider the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote as approval of the compensation of the Company’s named executive officers. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposal. Broker non-votes, if any, will have no effect. As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee will consider the outcome of the vote when making future compensation decisions for the Company’s named executive officers.

6.	Proposal No. 6 – A non-binding advisory vote on whether a non-binding advisory vote on the compensation program for the Company’s named executive officers should be held every one, two, or three years. The Company will consider the option receiving the highest number of affirmative votes by the holders of the stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote to be the preferred frequency; an absolute majority of the votes cast is not a prerequisite to the determination of the preferred frequency. Abstentions will be counted as represented and entitled to vote and will not be considered to have been voted for any frequency option. Broker non-votes, if any, will have no effect. As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee will consider the choice that receives the most votes in making future decisions regarding the frequency of future votes on the compensation program for the Company’s named executive officers.

7.	Proposal No. 7 – A non-binding advisory vote on the termination of the Company’s stockholder rights plan no later than August 29, 2021 (“Expiration Date”). The Company will consider the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote as approval of the termination of the stockholder rights plan no later than its Expiration Date. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposal. Broker non-votes, if any, will have no effect. As an advisory vote, this proposal is not binding. However, our Board will consider the outcome of the vote when making future decisions regarding whether to terminate the stockholder rights plan on or prior to its Expiration Date.

What is the deadline for submitting proxies?

Proxies can be submitted until the polls are closed at the Annual Meeting. If you are voting via the Internet prior to the meeting or by telephone, you must submit your proxy by 11:59 p.m., Eastern Time, the day prior to the Annual Meeting. However, to be sure that the Company receives your proxy in time to utilize it, please provide your proxy as early as possible.

May I change or revoke my vote after I return my proxy card?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by the Internet or telephone as instructed above;

●	by notifying the Corporate Secretary of TSR in writing before the Annual Meeting that you have revoked your proxy; or

●	by attending the Annual Meeting virtually. Attending the meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the meeting that it be revoked.

Your most current vote, whether by the Internet or proxy card is the one that will be counted.

How many shares are required to be present to hold the Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date constitutes a quorum at the Annual Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum with respect to any matter, but will not be counted as votes in favor of such matter. If a broker holding stock in “street name” indicates on the proxy card that it does not have discretionary authority as to certain shares to vote on a matter, those shares will not be considered as present and entitled to vote with respect to that matter.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and submit your signed and dated proxy card but do not make specific choices with respect to the proposals, your proxy will follow the Board’s recommendations and your shares will be voted:

●	“FOR” the election of the Class II nominee (Proposal No. 1);

●	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to de-classify the Board (Proposal No. 2);

●	“FOR” the approval of the adoption of our 2020 Equity Incentive Plan (Proposal No. 3);

●	“FOR” the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021 (Proposal No. 4);

●	“FOR” the approval of the compensation program for the Company’s named executive officers as described herein (Proposal No. 5); and

●	“FOR” a frequency of EVERY ONE YEAR regarding how frequently we should seek an advisory vote on the compensation program for the Company’s named executive officers (Proposal No. 6);

●	In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the Annual Meeting including any adjournment or postponement thereof.

As the Board has made no recommendation on the vote to terminate the Company’s stockholder rights plan no later than August 29, 2021 (Proposal No. 7), your shares will not be voted on Proposal No. 7 if you do not specify a vote.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (Proposal No. 1), the approval of an amendment to the Company’s Certificate of Incorporation to de-classify the Board (Proposal No. 2), the approval of the adoption of the 2020 Equity Incentive Plan (Proposal No. 3), the approval of the compensation program for the Company’s named executive officers (Proposal No. 5), the approval of the frequency with which the Company will conduct a non-binding advisory vote on the compensation program for its named executive officers (Proposal No. 6) and the approval of the termination of the Company’s stockholder rights plan no later than August 29, 2021 (Proposal No. 7) are considered non-routine matters under applicable rules. A broker cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with these proposals. Broker non-votes will have no effect on these proposals except that they will be deemed as votes “against” Proposal No. 2.

The proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021 (Proposal No. 4) is considered a routine matter under applicable rules. A broker may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4.

Who will count the vote?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will separately tabulate (i) the affirmative votes, authority withheld and broker non-votes with regard to the election of directors under Proposal No. 1; (ii) the affirmative votes, negative votes, abstentions and broker non-votes with regard to the approval of an amendment to the Company’s Certificate of Incorporation to declassify the Board under Proposal No. 2, the approval of the adoption of our 2020 Equity Incentive Plan under Proposal No. 3, the approval of the compensation program for the Company’s named executive officers under Proposal No. 5 and the approval of the termination of the Company’s stockholder rights plan no later than August 29, 2021 under Proposal No. 7; (iii) the affirmative votes, negative votes, and abstentions with regard to the vote to approve the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accountants for the fiscal year ending May 31, 2021 under Proposal No. 4; and (iv) the affirmative votes for ONE YEAR, TWO YEARS or THREE YEARS, abstentions and broker non-votes with regard to the approval of frequency with which the Company will conduct a non-binding advisory vote on the compensation program for its named executive officers under Proposal No. 6.

When will the voting results be disclosed?

The Company will publish voting results in a current report on Form 8-K that we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting. If on the date of this filing the inspector of election for the Annual Meeting has not certified the voting results as final, the Company will announce that the results are not final and publish the final results in a subsequent amended Form 8-K filing within four business days after the final voting results are known.

Whom should I contact if I have any questions regarding this proxy solicitation?

Generally, stockholders who have questions or concerns and wish to communicate with the Board should follow the instructions contained under the section of this Proxy Statement entitled “Stockholder Communications with Directors.”

If you have questions or require assistance in voting your shares, you should call John G. Sharkey, TSR’s corporate secretary, at (631) 231-0333.

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, one (1) Class II Director will be elected for a three year term expiring at the Company’s 2023 annual stockholder meeting or until his successor has been elected and qualified.

If the nominee listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for such nominee as the person or persons designated to vote shall, in their judgment, designate. Management at this time has no reason to believe that the nominee will not be available or will not serve if elected.

Set forth below is certain information with respect to the director nominated by the Company.

Name of Director and Nominee for Election	Age	Nominee for Class of Director	Nominee for Term Expiring
Robert Fitzgerald	56	Class II	2023

Mr. Robert Fitzgerald was appointed as a Class II director of the Company by the Board on December 30, 2019. Mr. Fitzgerald is a seasoned business executive with over 25 years of experience helping companies grow. From 1999 through 2008, he served as the CEO of YDI/Proxim Wireless, an early pioneer of the wireless networking equipment industry. From 2009 through 2010, he served as a consultant and later the President of Ubiquiti Networks, now Ubiquiti, Inc. (NYSE: UI), a world leading provider of wireless and non-wireless networking equipment. He currently serves as the CEO of QAR Industries, Inc., an investment company that holds interests in a portfolio of public and private companies, including Antenna Products Corporation and SeeView Securities, Inc. Mr. Fitzgerald earned a Bachelor of Arts in Economics and Juris Doctorate from the University of California, Los Angeles.

The Company believes that Mr. Fitzgerald’s extensive experience in and knowledge of the information technology industry and career serving in management-level positions for public and private companies make him a valuable member of the Board.

The Board unanimously recommends a vote FOR the election of Mr. Fitzgerald as a Class II Director to serve until our 2023 annual stockholder meeting.

Directors and Executive Officers of the Company

Set forth below are the names, ages and positions and offices held with the Company of each director and executive officer of the Company. Directors are currently classified as either Class I, Class II or Class III directors, with each class serving for a term of three (3) years. The term of Class I directors is set to expire at the 2021 annual stockholder meeting. The term of Class II directors is set to expire at the 2023 stockholder meeting, and the term of Class III directors is set to expire at the 2022 stockholder meeting. There is currently no Class III director on the Board. Executive officers serve until such time as their successor is duly elected and qualifies.

			Year First
			Officer or
Name	Age	Position	Director
Bradley M. Tirpak(1)(2)(3)(4)	50	Chairman of the Board and Class I Director	2019

Thomas Salerno	52	Chief Executive Officer, President and Treasurer	2020

John G. Sharkey	61	Senior Vice President, Chief Financial Officer and Secretary	1990

H. Timothy Eriksen(1)(2)(3)(4)(5)(7)	51	Class I Director	2019

Robert Fitzgerald(1)(2)(3)(4)(6)	56	Class II Director	2019

(1)	Member of the Compensation Committee of the Board.

(2)	Member of the Audit Committee of the Board.

(3)	Member of the Nominating Committee of the Board.

(4)	Member of the Special Committee of the Board.

(5)	Mr. Eriksen is the Chairman of the Audit Committee of the Board and the Chairman of the Nominating Committee of the Board.

(6)	Mr. Fitzgerald is the Chairman of the Compensation Committee of the Board and the Chairman of the Special Committee of the Board.

(7)	Lead independent director.

There are no family relationships between any of the Company’s executive officers and directors. None of the Company’s directors currently serves, or has served during the past five years, as a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. There is no arrangement between any director or director nominee and any other person pursuant to which he was or is to be selected as a director or director nominee except that Mr. Eriksen and Mr. Tirpak were nominated by Zeff Capital, L.P. as Class I directors at the Company’s 2018 annual stockholder meeting held on October 22, 2019 in accordance with the terms and conditions of that certain settlement and release agreement, dated August 30, 2019, between the Company and certain investor parties, including Zeff Capital, L.P., Zeff Holding Company, LLC and Daniel Zeff, QAR Industries, Inc. and Robert Fitzgerald, and Fintech Consulting, LLC and Tajuddin Haslani (the “Settlement Agreement”). The terms of the Settlement Agreement are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2019. Mr. Eriksen and Mr. Tirpak were subsequently elected as directors at the annual stockholder meeting on October 22, 2019.

Biographical Information

Mr. Bradley M. Tirpak was elected as a Class I director of the Company at the 2018 annual stockholder meeting on October 22, 2019. He was appointed as the Chairman of the Board on December 30, 2019. Mr. Tirpak is a professional investor with more than 25 years of investing experience. Since September 2016, he has served as a portfolio manager and Managing Director at Palm Active Partners, LLC, a private investment company. From October 2008 to August 2016, Mr. Tirpak served as Managing Member of Locke Partners, LLC, a private investment company. He also previously served as a portfolio manager at Credit Suisse First Boston, Caxton Associates, Sigma Capital Management and Chilton Investment Company. Mr. Tirpak served as a director at Applied Minerals, Inc., a publicly traded specialty materials company, from April 2015 to March 2017, as a director at Flowgroup plc, an energy supply and services business in the United Kingdom, from June 2017 to October 2018 and as a director at Birner Dental Management Services, Inc., a dental service organization, from December 2017 to January 2019. Since December of 2014, Mr. Tirpak has served as a director of Full House Resorts, Inc., a publicly traded gaming company, and since October of 2019 as a director of Liberated Syndication Inc., a publicly traded provider of podcast and webhosting services, and since April of 2020 as a director of Barnwell Industries Inc., a publicly traded company engaged in real estate development and oil and gas exploration. Mr. Tirpak also currently serves as trustee of The HALO Trust, the world’s largest humanitarian mine clearance organization focused on clearing the debris of war currently operating in over 25 countries. Mr. Tirpak earned a B.S.M.E. from Tufts University and an M.B.A. from Georgetown University.

The Company believes that Mr. Tirpak is a valuable member of the Board due to his knowledge and experience in investing, capital allocation and corporate governance, as well as his experience serving on the boards of publicly traded companies.

Mr. H. Timothy Eriksen was elected as a Class I director of the Company at the 2018 annual stockholder meeting on October 22, 2019. He was appointed by the Board as the Chairman of the Audit Committee of the Board on December 30, 2019. Mr. Eriksen founded Eriksen Capital Management, a Lynden, Washington-based investment advisory firm (“ECM”), in 2005. Mr. Eriksen is the President of ECM. Mr. Eriksen is the Chief Executive Officer and Chief Financial Officer of, and since July 2015 has been a director of, Solitron Devices, Inc. (“Solitron”). Solitron designs, develops, manufactures and markets solid-state semiconductor components and related devices primarily for the military and aerospace markets. Since April 2018, Mr. Eriksen has been a director of Novation Companies, Inc. (“Novation”). Novation owns Healthcare Staffing, Inc., which, among other activities, provides outsourced healthcare staffing and related services. Prior to founding ECM, Mr. Eriksen worked for Walker’s Manual, Inc., a publisher of books and newsletters on micro-cap stocks, unlisted stocks and community banks. Earlier in his career, Mr. Eriksen worked for Kiewit Pacific Co, a subsidiary of Peter Kiewit Sons, as an administrative engineer on the Benicia Martinez Bridge project. Mr. Eriksen received a B.A. from The Master’s University and an M.B.A. from Texas A&M University.

The Company believes that Mr. Eriksen is a valuable member of the Board based on his strong business and financial background, and his experience serving in leadership- and management-level roles with responsibility for formulating business and operational strategy.

Mr. Robert Fitzgerald was appointed as a Class II director of the Company by the Board on December 30, 2019. Mr. Fitzgerald is a seasoned business executive with over 25 years of experience helping companies grow. From 1999 through 2008, he served as the CEO of YDI/Proxim Wireless, an early pioneer of the wireless networking equipment industry. From 2009 through 2010, he served as a consultant and later the President of Ubiquiti Networks, now Ubiquiti, Inc. (NYSE: UI), a world leading provider of wireless and non-wireless networking equipment. He currently serves as the CEO of QAR Industries, Inc., an investment company that holds interests in a portfolio of public and private companies, including Antenna Products Corporation and SeeView Securities, Inc. Mr. Fitzgerald earned a Bachelor of Arts in Economics and Juris Doctorate from the University of California, Los Angeles.

The Company believes that Mr. Fitzgerald’s extensive experience in and knowledge of the information technology (“IT”) industry and career serving in management-level positions for public and private companies make him a valuable member of the Board.

Thomas Salerno was appointed President, Chief Executive Officer and Treasurer of the Company effective as of March 23, 2020. Since 2011, Mr. Salerno had served as the Managing Director of TSR Consulting Services, Inc., the Company’s IT consulting services subsidiary and largest business unit. Mr. Salerno has over 20 years of experience in the technology consulting industry. Prior to joining the Company, Mr. Salerno spent eight years at Open Systems Technology as Associate Director, two years as Vice President of Sales and Recruiting for Versatech Consulting, and three years as an Account Representative for Robert Half Technologies. Mr. Salerno holds a Bachelor’s Degree from Johnson and Wales University.

Mr. John G. Sharkey was appointed Senior Vice President, Chief Financial Officer and Secretary of the Company effective June 1, 2019. He had served as the Vice President, Finance, Controller and Secretary of the Company since 1990. Mr. Sharkey received a Master’s Degree in Finance from Adelphi University and received his Certified Public Accountant certification from the State of New York. From 1987 until joining the Company in October 1990, Mr. Sharkey was Controller of a publicly-held electronics manufacturer. From 1984 to 1987, he served as Deputy Auditor of a commercial bank, having responsibility over the internal audit department. Prior to 1984, Mr. Sharkey was employed by KPMG LLP as a senior accountant.

Corporate Governance and Board Matters

The Company maintains the following committees of the Board: the Audit Committee, the Compensation Committee, the Nominating Committee, and the Special Committee. Each of these committees is separately described below.

The Board of Directors currently consists of Bradley M. Tirpak (Chairman), H. Timothy Eriksen and Robert Fitzgerald. Ira D. Cohen and Raymond A. Roel served as directors during the fiscal year ended May 31, 2020 (the “2020 fiscal year”) until October 22, 2019 when they were not re-elected at the 2018 annual stockholder meeting on such date. Christopher Hughes, William J. Kelly, Brian J. Mangan, Joseph Pennacchio and Eric M. Stein also served as directors during the 2020 fiscal year until December 30, 2019 when they resigned on such date. Bradley M. Tirpak, H. Timothy Eriksen, Robert Fitzgerald, Ira D. Cohen, William J. Kelly, Brian J. Mangan, Eric M. Stein and Raymond A. Roel qualify as “independent directors” under NASDAQ rules.

The Board also has determined that the current Chair and members of the Audit Committee, H. Timothy Eriksen, Bradley M. Tirpak and Robert Fitzgerald as well as the former Chair and member of the Audit Committee, Brian J. Mangan and Ira D. Cohen, all meet the requirements of an “audit committee financial expert” as such term is defined in applicable regulations of the SEC.

During the fiscal year ended May 31, 2020, the Board held 21 meetings and acted by unanimous written consent on 5 occasions; the Audit Committee held 4 meetings; the Compensation Committee held 2 meetings; and the Nominating Committee held 2 meetings. During the 2020 fiscal year, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees of the Board of which such director was a member. The Company does not have a formal policy regarding attendance of directors at the Annual Meeting of Stockholders, but the Company encourages all directors to attend. All of the directors who served in office on the date of the 2018 annual meeting of stockholders attended the 2018 annual stockholder meeting.

The Audit Committee

The Audit Committee’s current members are H. Timothy Eriksen (Chairman), Bradley M. Tirpak and Robert Fitzgerald. Each of the members of the Audit Committee is an independent director under the rules of the NASDAQ Capital Market. The Audit Committee’s primary functions are to assist the Board in monitoring the integrity of the Company’s financial statements and systems of internal control. The Audit Committee has direct responsibility for the appointment, independence and performance of the Company’s independent auditors. The Audit Committee is responsible for pre-approving any engagements of the Company’s independent auditors. The Audit Committee operates under a written charter approved by the Board on September 16, 2004, and amended as of October 10, 2008. A copy of the Audit Committee Charter is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com.

The Compensation Committee

The Compensation Committee’s current members are Robert Fitzgerald (Chairman), H. Timothy Eriksen and Bradley M. Tirpak. Each of the members of the Compensation Committee is an independent director under the rules of the NASDAQ Capital Market. The Compensation Committee assesses the structure of the Company’s management team and the overall performance of the Company. It evaluates the performance of the Company’s executive officers on an annual basis and makes recommendations to the Board regarding salary increases and other compensation to executive officers. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com. Under its charter, the Compensation Committee has authority to retain and approve the fees of independent compensation consultants or other advisors.

According to the charter of the Compensation Committee, the Compensation Committee may form subcommittees for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Compensation Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole.

The Nominating Committee

The Nominating Committee’s current members are H. Timothy Eriksen (Chairman), Bradley M. Tirpak and Robert Fitzgerald. Each of the members of the Nominating Committee is an independent director under the rules of the NASDAQ Capital Market. A copy of the Nominating Committee Charter is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com. The Nominating Committee determines the criteria for nominating new directors and recommends to the Board candidates for nomination to the Board. The Nominating Committee’s process to identify and evaluate candidates for nomination to the Board includes consideration of candidates for nomination to the Board recommended by stockholders. Such stockholder recommendations must be delivered to the Corporate Secretary of the Company, together with the information required to be filed in a proxy statement with the Securities and Exchange Commission regarding director nominees and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our Bylaws and under the section of this Proxy Statement entitled “Stockholder Nominations.” In considering and evaluating such stockholder proposals that have been properly submitted, the Nominating Committee will apply substantially the same criteria that the Nominating Committee believes must be met by a nominee recommended by the Nominating Committee as described below.

In addition, certain identification and disclosure rules apply to director candidate proposals submitted to the Nominating Committee by any single stockholder or group of stockholders that has beneficially owned more than five percent of the Common Stock for at least one year (a “Qualified Stockholder Proposal”). If the Nominating Committee receives a Qualified Stockholder Proposal that satisfies the necessary notice, information and consent provision referenced above, the Proxy Statement will identify the candidate and the stockholder (or stockholder group) that recommended the candidate and disclose whether the Nominating Committee chose to nominate the candidate. However, no such identification or disclosure will be made without the written consent of both the stockholder (or stockholder group) and the candidate to be so identified.

In evaluating director nominees, the Nominating Committee currently considers the following factors:

●	the Company’s needs with respect to the particular talents and experience of our directors;

●	the knowledge, skills and experience of nominees, including experience in business or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	familiarity with the Company’s business and businesses similar or analogous to that of the Company;

●	experience with accounting rules and practices and corporate governance principles; and

●	such other factors as the Nominating Committee deems are in the best interests of the Company and the best interests of the Company’s stockholders.

Qualified candidates for membership on the Board will be considered without a particular focus on the diversity of the Board’s membership, and without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee, and discusses with the Board suggestions as to individuals who meet the criteria.

Special Committee

The Special Committee’s current members are Robert Fitzgerald (Chairman), H. Timothy Eriksen and Bradley M. Tirpak. Each of the members of the Special Committee is an independent director under the rules of the NASDAQ Capital Market.

The Board established the Special Committee by resolution on July 9, 2018, as amended, to review the request submitted by Joseph F. Hughes and Winifred Hughes that the Board pursue a sale of the Company. Joseph F. Hughes is the former Chairman and Chief Executive Officer of the Company. At the time of submitting such request to the Board, Joseph F. Hughes and Winifred Hughes beneficially owned approximately 42% of the Company’s outstanding Common Stock. In the context of the Special Committee’s review of the request by Joseph F. Hughes and Winifred Hughes, the Board charged the Special Committee to consider and evaluate strategic alternatives (“Strategic Alternatives”) available to the Company, including (a) potential opportunities for a sale of the Company by way of merger, consolidation, sale of equity securities (including the Company’s outstanding Common Stock), sale of all or substantially all of the Company’s assets, or other strategic transactions; (b) recapitalization of the Company; (c) the sale or exchange of the shares of Common Stock held by Mr. Hughes and Mrs. Hughes in a transaction involving the Company; or (d) remaining independent and continuing to execute the Company’s business plans on a standalone basis or pursuing opportunities to grow through acquisitions, and to review, consider and evaluate, for purposes of advising the full Board, whether any of the potential Strategic Alternatives is in the best interests of the Company’s stockholders. The Special Committee is empowered to hire, at the Company’s expense, legal, financial and public relations advisors to assist the Special Committee in the performance of its duties. The Special Committee does not have a formal written charter, but is governed in accordance with the authority delegated to it by the Board by resolution as described above.

On December 7, 2018, the Company issued a press release providing an update on the strategic alternatives process being conducted by the Special Committee. After careful consideration, and based upon the unanimous recommendation of the Special Committee, the Board decided that it is in the best interests of the Company and its stockholders to pursue one or more strategic acquisitions. In reaching its unanimous decision to recommend to the Board that the Company pursue an acquisition strategy, the Special Committee reviewed and considered the analysis and recommendations of CoView Capital (“CoView”), its then financial adviser, including a report by CoView identifying potential acquisition candidates. The Special Committee believes that acquiring a business that is a good strategic fit will expand the Company’s customer base and improve profitability, and would be in the best interests of the Company and its stockholders. The Special Committee has been authorized, with assistance from its legal and financial advisors, to begin approaching certain potential acquisition candidates, evaluating the merits of and negotiating acquisition target proposals and agreements, and taking other actions necessary to facilitate the consummation of such a transaction. In carrying out its functions, the Special Committee recommended, and the Company completed, the acquisition of all of the outstanding stock of Geneva Consulting Group, Inc., a New York corporation (“Geneva”) and provider of temporary and permanent information technology personnel based in Port Washington, New York on September 1, 2020. While the Special Committee has shifted its focus to evaluating opportunities of strategic acquisitions, there is no assurance that this decision will result in any additional acquisitions being announced or consummated in the future or the timing of any such activity.

Board Leadership Structure and Risk Oversight

The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board. Periodically, our Board assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served.

The Chairman and Chief Executive Officer positions are currently separately held by Bradley M. Tirpak and Thomas Salerno respectively. Our lead independent director is H. Timothy Eriksen. In that role, he will consider input from all directors as to the preparation of the agendas for meetings of the Board and each committee of the Board, and will consult, no less frequently than once each calendar quarter, with the Company’s executive officers who are responsible for assuring compliance with, and implementation of, all applicable corporate and securities laws and make any recommendations for further action as necessary to ensure such compliance.

As of the date of this Proxy Statement, we have determined that the leadership structure of our Board of Directors has permitted our Board to fulfill its duties effectively and efficiently and is appropriate given the size and scope of our Company and its financial condition.

The Company believes the role of management is to identify and manage risks confronting the Company. The Board plays an integral part in the Company’s risk oversight, particularly in reviewing the processes used by management to identify and report risk, and also in monitoring corporate actions so as to minimize inappropriate levels of risk. The Board as a whole is also responsible for overseeing strategic and enterprise risk. A discussion of risks that the Company faces is conducted at regularly scheduled meetings of the Board and committee meetings.

Meetings of Independent Directors

Directors who are independent under the NASDAQ Capital Market listing standards and applicable laws and regulations have not met in separate committee; rather, the independent directors hold discussions among them without the presence of management in conjunction with meetings of the Audit Committee, Compensation Committee, Nominating Committee and Special Committee, as they deem necessary. Each of these committees is comprised solely of independent directors.

Code of Ethics

The Company has adopted a code of ethics that applies to all of its employees, including the chief executive officer and chief financial and accounting officer. The code of ethics is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com. The Company intends to post on its website all disclosures that are required by law or NASDAQ Capital Market listing standards concerning any amendments to, or waivers from, the Company’s code of ethics. Stockholders may request a free copy of the code of ethics by writing to Corporate Secretary, TSR, Inc., 400 Oser Avenue, Suite 150, Hauppauge, NY 11788. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics that apply to the Company’s directors or principal executive and financial officers will be included in a Current Report on Form 8-K filed with the SEC within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the NASDAQ Capital Market and the SEC.

Stockholder Nominations

Under the Company’s Amended and Restated By-laws, as amended, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. Among other requirements, these procedures require any nomination or proposed item of business to be submitted in writing to the Company’s Corporate Secretary at its principal executive offices. The Company must receive the notice of a stockholder’s intention to introduce a nomination or proposed item of business at an annual meeting no later than 120 days prior to the anniversary of the date on which the Company released its proxy statement (the “Anniversary Date”) in connection with the prior year’s annual meeting to its stockholders; provided, however, in the event the annual meeting is scheduled to be held on a date more than 30 days before or after the Anniversary Date, the notice can be received not later than the close of business on the later of the 75th day prior to the scheduled meeting date or the 15th day following the day on which the public announcement of such annual meeting is first made by the Company.

Stockholder Communications with Directors

Generally, stockholders who have questions or concerns should contact the Company’s Corporate Secretary at (631) 231-0333. Any stockholder who wishes to address questions regarding the Company’s business directly with the Board, or any individual director, should direct his or her questions, in writing, in care of the Company’s Secretary, at the Company’s offices at 400 Oser Avenue, Suite 150, Hauppauge, NY 11788. Any complaint, concern or reference to a problem or potential problem with the Company’s accounting, accounting policies, internal control, auditing or financial matters should be addressed to Accounting Complaints, c/o Chair of the Audit Committee, TSR, Inc., 400 Oser Avenue, Suite 150, Hauppauge, NY 11788.

Certain Relationships and Related Party Transactions

Except as described below, the Company was not a participant in any transaction since the beginning of the fiscal year ended May 31, 2019 (“2019 fiscal year”) in which any related person had a direct or indirect material interest and in which the amount involved exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at the end of each of the Company’s two prior fiscal years, and no such transactions are currently proposed.

Regina Dowd, who served as a director of the Company during 2019 fiscal year until her resignation as a director on August 27, 2018, was also employed as a sales executive of the Company for which she was paid compensation in the amount of $149,000 for the 2019 fiscal year. The Company and Ms. Dowd entered into an employment agreement dated as of July 1, 2019, pursuant to which the Company employs Ms. Dowd as an Account Manager for a three-year term expiring on June 30, 2022, and on an at-will basis thereafter, for an annual base salary of $60,000 and eligibility to earn commissions pursuant to an incentive compensation/commission plan.

In connection with the settlement of a civil action brought against the Company in June 2019 by Ms. Dowd and Joseph F. Hughes, the former Chief Executive Officer and Chairman of the Company, concerning their right to indemnification by the Company for legal fees incurred by them in connection with certain lawsuits previously disclosed by the Company in its reports filed with the SEC that affect the Company, Ms. Dowd (in her capacity as a former director of the Company) and Mr. Joseph Hughes (in his capacity as the former Chairman, President and Chief Executive Officer of the Company), the Company agreed to pay approximately $385,000 in legal fees incurred by them.

On August, 30, 2019, the Company entered into the Settlement Agreement with certain investors including Zeff Capital, L.P., Zeff Holding Company, LLC and Daniel Zeff, QAR Industries, Inc. and Robert Fitzgerald, and Fintech Consulting, LLC and Tajuddin Haslani (collectively, “Investor Parties”), each of whom has been a beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, with respect to the proxy contest pertaining to the election of directors at the 2018 annual meeting of stockholders, which was held on October 22, 2019. Pursuant to the Settlement Agreement, the parties agreed to forever settle and resolve any and all disputes between the parties, including without limitation disputes arising out of or relating to the following litigations:

(i) The complaint relating to alleged breaches of fiduciary duties filed on November 1, 2018 by Fintech Consulting LLC against the Company in the Delaware Court of Chancery, which was previously dismissed voluntarily;

(ii) The complaint for declaratory and injunctive relief for violations of the federal securities laws filed on December 21, 2018 by the Company against the Investor Parties in the United States District Court in the Southern District of New York;

(iii) Cross-claims relating to alleged breaches of fiduciary duties and for indemnification and contribution filed on July 26, 2019 by the Company against the Investor Parties in New York Supreme Court, Queens County; and

(iv) The complaint to compel annual meeting of stockholders filed on August 7, 2019 by Zeff Capital, L.P. against the Company in the Delaware Court of Chancery.

No party admitted any liability by entering into the Settlement Agreement.

Concurrently with the Settlement Agreement, the parties entered into a share repurchase agreement (the “Repurchase Agreement”) which provided for the purchase by the Company and Christopher Hughes, the Company’s former President and Chief Executive Officer, of the shares of the Company’s Common Stock held by the Investor Parties (the “Repurchase”). The Settlement Agreement also contemplated that, if the Repurchase was completed, the Company would make a settlement payment to the Investor Parties at the closing of the Repurchase in an amount of approximately $1,500,000 (the “Settlement Payment”). However, the Repurchase and Settlement Payment were not completed by the deadline of December 30, 2019.

Pursuant to the Settlement Agreement, (1) the Company agreed to adopt an amendment to the Company’s Amended and Restated By-Laws, dated April 9, 2015 (the “By-Laws Amendment”), providing that stockholders of the Company owning at least forty percent (40%) of the issued and outstanding Common Stock may request a special meeting of stockholders; (2) the Investor Parties agreed not to take any action to call or otherwise cause a special meeting of stockholders to occur prior to December 30, 2019 (unless the Company had failed to hold the 2018 annual meeting of stockholders); (3) the Company agreed to amend and restate the Company’s Rights Agreement, dated August 29, 2018 (the “Amended Rights Agreement”), to confirm that a Distribution Date (as defined in the Amended Rights Agreement) shall not occur as a result of any request by any of the Investor Parties for a special meeting; (4) the Company agreed that prior to the earlier of (A) the completion of the Repurchase and the payment of the Settlement Payment and (B) January 1, 2020, the Board of Directors shall not consist of more than seven (7) directors.

Pursuant to the terms of the Settlement Agreement, the two nominees for director made by Zeff Capital, L.P., Bradley M. Tirpak and H. Timothy Eriksen, were nominated and subsequently elected as directors at the Company’s 2018 annual meeting of stockholders held on October 22, 2019.

Pursuant to the terms of the Settlement Agreement, inasmuch as the Repurchase was not completed and the Settlement Payment was not made by December 30, 2019, the members of the Board of Directors (other than the two directors who were nominated by Zeff Capital, L.P. and elected as directors at the 2018 annual meeting of stockholders) resigned from the Board effective 5:00 p.m. Eastern Time on December 30, 2019. Immediately thereafter, the two remaining directors appointed Robert Fitzgerald to the Board of Directors.

In addition, the Settlement Agreement provides for mutual releases between the Company and each of the Investor Parties and certain of their affiliates. Each of the Investor Parties and certain of their affiliates also agreed to certain customary standstill provisions, including without limitation, with regard to certain actions in connection with the 2018 annual meeting of stockholders, Extraordinary Transactions (as defined in the Settlement Agreement) with the Company, and the acquisition of any securities (or beneficial ownership thereof) of the Company, each of which expired on December 30, 2019.

The foregoing is not a complete description of the terms of the Settlement Agreement and the Share Repurchase Agreement. For a further description of the terms of the Settlement Agreement and the Share Repurchase Agreement, including copies of the Settlement Agreement and Share Repurchase Agreement, please see the Company’s Current Report on Form 8-K filed by the Company with the SEC on September 3, 2019.

In addition, on April 1, 2020, the Company entered into a binding term sheet (“Term Sheet”) with Zeff Capital, L.P. (“Zeff”) pursuant to which it agreed to pay Zeff an amount of $900,000 over a period of three years in cash or cash and stock in settlement of expenses incurred by Zeff during its solicitations in 2018 and 2019 in connection with the annual meetings of the Company, the costs incurred in connection with the litigation initiated by and against the Company as well as negotiation, execution and enforcement of the Settlement Agreement. In exchange for certain mutual releases, the Term Sheet calls for a cash payment of $300,000 on June 30, 2021, a second cash payment of $300,000 on June 30, 2022 and a third payment of $300,00 also on June 30, 2022, which can be paid in cash or common stock at the Company’s option. There is no interest due on these payments. The agreement also has protections to defer such payment dates so that the debt covenants with the Company’s lender are not breached. On August 13, 2020, the Company, Zeff, Zeff Holding Company, LLC and Daniel Zeff entered into a settlement agreement to reflect these terms. Any installment payment which is deferred as permitted above will accrue interest at the prime rate plus 3.75%, and Zeff shall thereby have the option to convert such deferred amounts (plus accrued interest if any) into shares of the Company’s stock. The Company accrued $818,000, the estimated present value of these payments using an effective interest rate of 5%, in the quarter ended February 29, 2020, as the events relating to the expense occurred prior to such date.

Procedures for Approval of Related Party Transactions

Our Board has adopted a written related party transaction policy to comply with Section 404 of the Exchange Act, which sets forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (i) the Company or any of its subsidiaries is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and (iii) any related party, including an executive officer, director or nominee for director of the Company, any stockholder owning more than 5% of any class of the Company’s voting securities, or an immediate family member of any such person, has or will have a direct or indirect material interest. This policy is administrated by our Audit Committee. According to this policy, in determining whether or not to recommend the initial approval or ratification of a related party transaction, the Audit Committee shall consider the relevant facts and circumstances available including, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of the non-officer directors of the Company who served as directors during the fiscal year ended May 31, 2020. Directors of the Company who also serve as executive officers of the Company are not paid any compensation for their service as directors. For the fiscal year ended May 31, 2020, Christopher Hughes was the only director of the Company who also served as an executive officer. He resigned as Chairman and member of the Board on December 30, 2019.

Name	Fees Earned Or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Bradley M. Tirpak (1)	$12,500	$-	$-	$-	$-	$-	$12,500

H. Timothy Eriksen (1)	$12,500	$-	$-	$-	$-	$-	$12,500

Robert Fitzgerald (2)	$10,000	$-	$-	$-	$-	$-	$10,000

Ira D. Cohen (3)	$5,000	$-	$-	$-	$-	$-	$5,000

William J. Kelly (4)	$6,875	$-	$-	$-	$-	$-	$6,875

Brian J. Mangan (4)	$11,875	$-	$-	$-	$-	$-	$11,875

Joseph Pennacchio (4)	$5,000	$-	$-	$-	$-	$-	$5,000

Raymond A. Roel(3)	$7,500	$-	$-	$-	$-	$-	$7,500

Eric M. Stein (4)	$6,875	$-	$-	$-	$-	$-	$6,875

(1)	Elected to serve as a director of the Company at the annual meeting of stockholders on October 22, 2019.

(2)	Appointed to serve as a director of the Company by the Board on December 30, 2019.

(3)	Was not re-elected as a director of the Company at the annual meeting of stockholders on October 22, 2019.

(4)	Resigned from the Board on December 30, 2019.

For their service, members of the Board who are not officers of the Company received a pro-rated amount of an annual retainer of $10,000, payable quarterly, based on period of time they respectively served during fiscal 2020.

Bradley M. Tirpak received a pro-rated amount of an additional annual retainer of $10,000 for his service as Chairman of the Board during fiscal 2020 starting from December 30, 2019.

H. Timothy Eriksen received a pro-rated amount of an additional annual retainer of $10,000 for his service as Chairman of the Audit Committee during fiscal 2020 starting from December 30, 2019. Mr. Eriksen did not receive any additional retainer for his service as Chairman of the Nominating Committee of the Board or lead independent director during fiscal 2020 starting from December 30, 2019.

Robert Fitzgerald received a pro-rated amount of an additional annual retainer of $10,000 for his service as Chairman of the Compensation Committee during fiscal 2020 starting from December 30, 2019. Mr. Fitzgerald did not receive any additional retainer for his service as Chairman of the Special Committee of the Board during fiscal 2020 starting from December 30, 2019.

Raymond A. Roel received $5,000 for his director service and $2,500 for his service as Chairman of the Compensation Committee during fiscal 2020 ended on October 22, 2019.

Ira D. Cohen received $5,000 for his director service and did not receive any additional fee for his service as Chairman of the Special Committee during fiscal 2020 ended on October 22, 2019.

Brian J. Mangan received $5,000 for his director service, $5,000 for his service as Chairman of the Audit Committee during fiscal 2020 ended on December 30, 2019 and $1,875 for his service as Chairman of the Special Committee during fiscal 2020 from October 22, 2019 to December 30, 2019.

Each of Eric M. Stein and William J. Kelly received $5,000 for their respective director service and $1,875 for their respective service as member of the Special Committee during fiscal 2020 ended on December 30, 2019.

Joseph Pennacchio received $5,000 for his director service during fiscal 2020 ended on December 30, 2019.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of the Named Executive Officers (as defined below) for services in all capacities to the Company for the fiscal years ended May 31, 2020 and 2019. The Named Executive Officers for the fiscal years ended May 31, 2020 and 2019 are (1) Thomas Salerno, our President and Chief Executive Officer; (2) John G. Sharkey, our Senior Vice President and Chief Financial Officer; and (3) Christopher Hughes, who served as President and Chief Executive Officer prior to his removal effective February 29, 2020 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary		Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen-sation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Thomas Salerno,	2020	$317,000	(4)	$25,000	$-	$-	$-	$-	$3,000	(5)	$345,000
President and Chief Executive Officer (1)

John G. Sharkey,	2020	$295,000		$-	$-	$-	$-	$-	$6,000	(6)	$301,000
Senior Vice President and Chief Financial Officer (2)	2019	$250,000		$75,000	$-	$-	$-	$-	$6,000	(6)	$331,000

Christopher Hughes,	2020	$300,000	(7)	$-	$-	$-	$-	$-	$22,000	(9)	$322,000
Former President and Chief Executive Officer (3)	2019	$390,000		$100,000	$-	$-	$-	$-	$25,000	(8)	$515,000

(1)	Thomas Salerno was appointed as President and Chief Executive Officer of the Company effective March 23, 2020 and served as Acting CEO of the Company from January 27, 2020 to March 23, 2020 due to a leave of absence by Mr. Hughes during this time. He has also served as the Managing Director of TSR Consulting Services, Inc., the Company’s IT consulting services subsidiary and largest business unit, in fiscal year 2020.

(2)	John G. Sharkey was appointed as Senior Vice President and Chief Financial Officer effective June 1, 2019. Previously, Mr. Sharkey served as Vice President, Finance.

(3)	Christopher Hughes served as President and Chief Executive Officer of the Company in the 2019 fiscal year and a portion of the 2020 fiscal year until he was removed from his officer positions effective February 29, 2020.

(4)	Represents the sum of the pro-rated amount of an annual base salary of $300,000 for the period from June 1, 2019 to January 26, 2020 and the pro-rated amount of an annual base salary of $350,000 for the period beginning on January 27, 2020.

(5)	Amount related to Mr. Salerno’s personal use of an automobile provided by the Company.

(6)	Amounts related to Mr. Sharkey’s personal use of an automobile provided by the Company.

(7)	Represents the pro-rated amount of an annual base salary of $400,000 for the period ended on February 29, 2020.

(8)	Of this amount, $3,000 related to Mr. Christopher Hughes’ personal use of an automobile provided by the Company for the 2019 fiscal year; and $22,000 was paid to Mr. Christopher Hughes for premiums for medical insurance benefits for the 2019 fiscal year.

(9)	Of this amount, $4,000 related to Mr. Christopher Hughes’ personal use of an automobile provided by the Company for the period ended on February 29, 2020; and $18,000 was paid to Mr. Christopher Hughes for premiums for medical insurance benefits for the period ended on February 29, 2020. The nature of certain additional expenses incurred by Mr. Hughes is currently the subject of litigation and thus, the Company cannot determine at this time what, if any, amount of such additional expenses may constitute All Other Compensation.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at the end of the fiscal year ended May 31, 2020.

Employment Agreements and Arrangements

Employment Agreement with Thomas Salerno

On July 11, 2018, TSR Consulting Services, Inc. entered into a written employment agreement with Thomas Salerno (the “Salerno Employment Agreement). The Salerno Employment Agreement expires July 10, 2021 (“Expiration Date”) and any continued employment will be on an “at-will” basis. The Salerno Employment Agreement provided for an annualized base salary in the amount of $250,000, which has been increased to $350,000 in connection with Mr. Salerno’s appointment to the chief executive officer position. In addition to base salary, the Salerno Employment Agreement provides that Mr. Salerno will receive a car allowance and will be eligible to receive an annual cash bonus for each fiscal year in an amount determined by the company. In connection with Mr. Salerno’s appointment to the chief executive officer position, the Company also paid him a sign-on bonus of $25,000.

In the event that the company terminates Mr. Salerno’s employment other than (a) for “Cause” (as defined in the Salerno Employment Agreement), (b) as a result of Mr. Salerno’s death or disability or, (c) due to the expiration of the term, both (A) prior to the Expiration Date and (B) upon, within one year following the consummation of a Change in Control (as defined in the Salerno Employment Agreement), then in addition to Mr. Salerno’s Accrued Obligations (as defined in the Salerno Employment Agreement), (i) the company shall be obligated to pay to Mr. Salerno a severance payment equal to the sum of (A) one year of his base salary (at the rate in effect on the termination date) plus (B) one times the amount of the annual bonus paid to him in the prior fiscal year (collectively, the “Severance Payment”); (ii) if Mr. Salerno timely elects to continue and maintain group health plan coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the company will reimburse him for a portion of the healthcare continuation payments under COBRA actually paid by him for the coverage period ending on the earlier of (A) the one year anniversary of his termination date, and (B) the date he becomes eligible to obtain healthcare coverage from a new employer (the “COBRA Assistance Period”), which portion will be equal to (x) the amount of the monthly health care premium payment under COBRA actually paid by him for COBRA coverage during the COBRA Assistance Period, less (y) the amount he would have been required to contribute toward health insurance coverage during the COBRA Assistance Period if he had remained an active employee of the company (the “COBRA Assistance”). The company’s obligation to provide the Severance Payment and COBRA Assistance to Mr. Salerno shall be contingent upon his executing a general release of all claims against the Company, its subsidiaries and their respective officers, directors, shareholders, partners, members, employees, agents and related parties in a form satisfactory to the company.

The Salerno Employment Agreement incorporates the terms and provisions of a Maintenance of Confidence and Non-Compete Agreement between the company and Mr. Salerno dated as of June 16, 2011. The Maintenance of Confidence and Non-Compete Agreement sets forth Mr. Salerno’s covenants against the disclosure of confidential information and covenants against the solicitation of customers, employees and independent contractors (all in accordance with the terms set forth therein).

Amended and Restated Employment Agreement with John G. Sharkey

On May 24, 2019, the Company entered into a written amended and restated employment agreement with John G. Sharkey (the “Sharkey Employment Agreement”) that superseded the employment agreement that the Company and Mr. Sharkey had entered into in June 2015. The Sharkey Employment Agreement terminates May 31, 2020 and automatically renews for successive renewal terms of one (1) year each unless either party gives notice of non-renewal to the other party at least thirty (30) days prior to the expiration of the initial term or the then-current renewal term. The Sharkey Employment Agreement provides for an annualized base salary in the amount of $285,000 for the period from June 1, 2019 through December 31, 2019. Beginning January 1, 2020, the annualized base salary increases to the amount of $310,000. Thereafter, the Compensation Committee will review Mr. Sharkey’s base salary on an annual basis and the Board may increase his base salary, in its sole discretion. In addition to base salary, the Sharkey Employment Agreement provides that Mr. Sharkey will be eligible to receive an annual cash bonus for each fiscal year in an amount determined by the Compensation Committee in its sole discretion and subject to the approval of the Board, which may be based upon standards that the Compensation Committee establishes with Mr. Sharkey, subject to the Board’s approval. The target amount of the annual bonus will not be less than $85,000, provided that the actual amount of the annual bonus may be higher or lower than the target amount. The Sharkey Employment Agreement further provides that the Company pay Mr. Sharkey an annual bonus in the amount of $75,000 for the fiscal year ended May 31, 2019, which is the annual bonus that is to be paid to Mr. Sharkey under the terms of the Mr. Sharkey’s former employment agreement for the fiscal year ending May 31, 2019 and which the Company paid in a lump sum. As set forth in the Summary Compensation Table above, the Company did not pay an annual bonus to Mr. Sharkey for the fiscal year ended May 31, 2020.

In the event that (a) the Company terminates Mr. Sharkey’s employment without “Cause” (as defined in the Sharkey Employment Agreement), (b) Mr. Sharkey terminates his employment for “Good Reason” (as defined in the Sharkey Employment Agreement) or (c) Mr. Sharkey’s employment terminates upon the expiration of the term as a result of the Company providing a notice of non-renewal of the then-current term of the Sharkey Employment Agreement, then Mr. Sharkey will be entitled to receive the following: (i) a severance payment equal to the sum of (x) 1.5 times Mr. Sharkey’s annual base salary at the rate in effect on the date of termination, (y) 1.5 times Mr. Sharkey’s annual bonus based on the bonus awarded to him for the fiscal year prior to the fiscal year in which the date of termination occurred, and (z) in the case of a termination by the Company without “Cause” or a termination by Mr. Sharkey for “Good Reason,” the base salary that Mr. Sharkey would have received if he had remained employed from the date of termination through the last day of the initial term or then-current renewal term, which severance payment will be payable in a single lump sum on the Company’s first regular pay date following the date on which the General Release (as defined in the Sharkey Employment Agreement) becomes effective; (ii) payment of the full bonus for the fiscal year in which the date of termination occurs (the “Termination Year Bonus”), which Termination Year Bonus will be based on the bonus awarded to Mr. Sharkey for the fiscal year prior to the fiscal year in which the date of termination occurred and will be payable within thirty (30) days following the date of termination; (iii) continued medical and dental insurance benefits for Mr. Sharkey and his family that are at least comparable to the benefits generally offered to all eligible Company employees until the earlier of (x) the two-year anniversary of Mr. Sharkey’s employment termination date, and (y) the date that Mr. Sharkey is eligible for comparable coverage under the group health insurance plans of another employer; and (iv) for two (2) years following the date of termination, the Company will reimburse Mr. Sharkey for the monthly cost of his car lease, subject to certain parameters described in the Sharkey Employment Agreement. In addition to the foregoing benefits, the Company will also pay Mr. Sharkey the Accrued Obligations (as defined in the Sharkey Employment Agreement). With the exception of the Accrued Obligations and the Termination Year Bonus, the Company’s obligation to pay the foregoing benefits is subject to Mr. Sharkey’s execution and non-revocation of a general release of claims against the Company, and his continued compliance with all post-termination covenants.

In the event that either (a) the Company terminates Mr. Sharkey’s employment for “Cause,” (b) Mr. Sharkey terminates his employment without “Good Reason” or (c) Mr. Sharkey’s employment terminates due to his death, disability or the expiration of the then-current term of the Sharkey Employment Agreement as a result of Mr. Sharkey providing a notice of non-renewal, then the Company’s sole obligations to Mr. Sharkey shall be: (i) the payment of Mr. Sharkey’s accrued but unpaid base salary and business expenses incurred by Mr. Sharkey that had not yet been reimbursed; (ii) in the case of a termination by Mr. Sharkey without “Good Reason” or a termination due to Mr. Sharkey’s death or disability, a pro-rated bonus for the fiscal year in which the date of termination occurs (calculated based on the bonus awarded for the prior fiscal year and pro-rated based upon the number of days that Mr. Sharkey was employed in the fiscal year in which the date of termination occurs) (the “Pro-Rata Bonus”); and (iii) in the case of the expiration of the then-current term of the Sharkey Employment Agreement as a result of Mr. Sharkey providing a notice of non-renewal, his Termination Year Bonus (calculated based on the bonus awarded for the prior fiscal year). The Company will pay the Accrued Obligations, the Pro-Rata Bonus and the Termination Year Bonus in a single lump sum within thirty (30) days following the date of termination.

The Sharkey Employment Agreement incorporates the terms and provisions of a Maintenance of Confidence and Non-Compete Agreement between the Company and Mr. Sharkey dated as of May 24, 2019. The Maintenance of Confidence and Non-Compete Agreement sets forth Mr. Sharkey’s covenants against the disclosure of confidential information, covenants against the solicitation of customers, employees and independent contractors and a covenant against competition (all in accordance with the terms set forth therein) and supersedes any prior agreements entered into by Mr. Sharkey pertaining to such covenants.

The Sharkey Employment Agreement does not provide for any payments in connection with a change in control of the Company.

Amended and Restated Employment Agreement with Christopher Hughes

In April 2017, in anticipation of the expiration of Christopher Hughes’ prior employment agreement, the Company entered into a written employment agreement with Mr. Hughes, which was effective as of May 1, 2017 and which was scheduled to terminate on May 31, 2022 (the “Hughes Employment Agreement”). The Hughes Employment Agreement provided for an annual base salary of $350,000 and an annual bonus for fiscal years beginning with the fiscal year ended May 31, 2018 to be approved by the Compensation Committee in its discretion, which may be based upon standards that the Compensation Committee approves at the beginning of each fiscal year commencing with the fiscal year beginning June 1, 2017, and which standards may be modified thereafter with the Compensation Committee’s approval. The Hughes Employment Agreement provided that the Company shall pay any annual bonus that may become payable within 120 days of the end of the applicable fiscal year, for the period to which the bonus relates. In addition, the Hughes Employment Agreement provided that the Company shall pay Mr. Hughes an advance on his annual bonus for the current fiscal year within 30 days after the end of each fiscal quarter (other than the fourth fiscal quarter) in an amount equal to the bonus which would have been earned through the end of such fiscal quarter, based on any standards approved by the Compensation Committee. Each such advance of the bonus was to be approved by the Compensation Committee unless it is paid in accordance with a formula approved in advance for such fiscal year. In the event that following any fiscal quarter or following completion of the Company’s audited financial statements, any advance payment of the bonus previously paid with respect to any fiscal year (or portion thereof) exceeded the amount that Mr. Hughes is entitled to receive through the end of such fiscal quarter or fiscal year, Mr. Hughes was required to promptly return such excess amount to the Company.

On August 9, 2018, the Company and Christopher Hughes entered into an Amended and Restated Employment Agreement, dated and effective as of August 9, 2018 (the “Amended and Restated Hughes Employment Agreement”), that superseded the Hughes Employment Agreement. The Amended and Restated Hughes Employment Agreement has a term of three years, nine months and twenty-two days, and is scheduled to expire on May 31, 2022. The Amended and Restated Hughes Employment Agreement provides for an annual base salary of $400,000, which the Company’s Compensation Committee will review on an annual basis, and which the Company’s Board may increase in the Board’s discretion. Mr. Hughes is eligible to receive an annual cash bonus in the discretion of the Compensation Committee, which may be based upon standards established by the Compensation Committee and approved by the Board. Mr. Hughes is entitled to receive advance payments of the bonus on a quarterly basis based on the amount of the bonus that would have been earned through the end of each quarter according to such standards. Such advance payments of the bonus are subject to recapture by the Company in the event that the amount paid as the advance exceeds the amount that Mr. Hughes was actually entitled to receive. Mr. Hughes is entitled to participate in any pension, profit-sharing, retirement, hospitalization, insurance, medical services or other employee benefit plan generally available to the Company’s executives, to the extent that he is eligible to participate under the terms and conditions of such plans. Mr. Hughes is also entitled to executive medical benefits and a car (leased or owned at the sole discretion of the Company) in such amounts for the car as determined by the Board, provided that the executive medical benefits and car may be discontinued at the end of any fiscal year at the discretion of the Board.

The Company has the right to immediately terminate Mr. Hughes’ employment for “Cause” (as defined in the Amended and Restated Hughes Employment Agreement), in which event Mr. Hughes shall be entitled to receive his base salary for the month in which the termination is effective.

The Company has the right to terminate Mr. Hughes’ employment upon fifteen days written notice in the event Mr. Hughes is unable to perform his duties on account of illness, accident or other physical or mental incapacity for a period of six consecutive months or an aggregate of 180 days in any period of twelve consecutive months, in which event Mr. Hughes shall be entitled to receive his base salary and reimbursement of approved expenses for the month in which termination is effective.

The Company may terminate Mr. Hughes’ employment for any other reason upon thirty days written notice, in which event Mr. Hughes shall be entitled to receive (a) reimbursement of any unpaid approved expenses, (b) severance from the Company in an amount equal to (i) two times his base salary plus (ii) two times his bonus for the then-current fiscal year, or if that bonus amount cannot be determined, two times the amount of the bonus paid to him in the prior fiscal year, (c) continued group health insurance benefits (including both group health insurance benefits generally offered to all eligible employees of the Company and supplemental executive health insurance benefits) until the earlier of the second anniversary of termination or such time as Mr. Hughes is eligible for comparable coverage under the group health insurance plans of another employer and (d) reimbursement for the monthly cost of his car lease until the second anniversary of the termination of his employment; provided that, as a condition to his right to receive the payments and benefits in clauses (b), (c) and (d), Mr. Hughes executes, delivers and does not revoke a release of all claims against the Company and its affiliates.

The Amended and Restated Hughes Employment Agreement incorporates the terms and provisions of a Maintenance of Confidence and Non-Compete Agreement between the Company and Mr. Hughes dated as of August 9, 2018. The Maintenance of Confidence and Non-Compete Agreement sets forth Mr. Hughes’ covenants against the disclosure of confidential information, covenants against the solicitation of customers, employees and independent contractors and a covenant against competition (all in accordance with the terms set forth therein) and supersedes any prior agreements entered into by Mr. Hughes pertaining to such covenants.

The Amended and Restated Hughes Employment Agreement provides that in the event that Mr. Hughes’ employment is terminated without “cause” during the six-month period prior to, or within one year after, a “change in control” (as defined in the Amended and Restated Hughes Employment Agreement) of the Company, or if Mr. Hughes resigns from his employment for “good reason” within one year after a change in control of the Company, then Mr. Hughes shall be entitled to receive (a) his base salary through the date of termination or resignation plus his bonus pro-rated through such date, (b) an amount equal to two times his base salary plus two times his bonus for the then-current fiscal year, or if such bonus amount cannot be determined, two times the bonus paid to him in the prior fiscal year, provided that Mr. Hughes executes and delivers a release of all claims against the Company, (c) continued group health insurance benefits (including both group health insurance benefits generally offered to all eligible employees of the Company and supplemental executive health insurance benefits) until the earlier of the second anniversary of termination or such time as Mr. Hughes is eligible for comparable coverage under the group health insurance plans of another employer and (d) reimbursement for the monthly cost of his car lease until the second anniversary of the termination of his employment; provided that, as a condition to his right to receive the payments and benefits in clauses (b), (c) and (d), Mr. Hughes executes, delivers and does not revoke a release of all claims against the Company and its affiliates. “Good reason” means either (i) a material breach by the Company of the Amended and Restated Hughes Employment Agreement, (ii) a material diminution in Mr. Hughes’ authority, duties or responsibilities, or (iii) a relocation by the Company of Mr. Hughes’ principal place of business for the performance of his duties to a location that is anywhere outside of a 100 mile radius of the Borough of Manhattan.

The Company terminated Christopher Hughes effective February 29, 2020 for “Cause” as defined in the Amended and Restated Hughes Employment Agreement.  On March 2, 2020, the Company received a letter from Mr. Hughes, providing notice of his intent to resign for “Good Reason” as defined in Section 7(c) of the Amended and Restated Hughes Employment Agreement pursuant to which he claimed to be entitled to the “Enhanced Severance Amount” under the Amended and Restated Hughes Employment Agreement. Mr. Hughes filed a complaint against the Company in the Supreme Court of the State of New York in March 2020 alleging two causes of action: (1) breach of his employment contract; and (2) breach of duty of good faith and fair dealing. He alleges that he was terminated without cause or in the alternative, that he resigned for good reason and therefore, pursuant to the Amended and Restated Hughes Employment Agreement. Mr. Hughes seeks contractual severance pay in the amount of $1,000,000 and reasonable costs and attorney’s fees. The Company denies his allegations in their entirety and has filed counterclaims against him for (1) declaratory relief; (2) breach of confidence/non-compete agreement; (3) declaratory and injunctive relief – confidence/non-compete; (4) tortious interference with current and prospective contractual and economic relations; (5) breach of fiduciary duty; (6) misappropriation of trade secrets; (7) declaratory and injunctive relief – unfair competition; and (8) conversion.

Anti-Hedging Policy

Our Insider Trading Policy prohibits our directors, officers, certain employees and their immediate family members or entities under their control, from engaging in the following transactions involving the Company’s securities: short sales, options trading, trading on margin or pledging and hedging, unless approved in advance by our Chief Financial Officer.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The outstanding voting stock of the Company as of October 14, 2020 consisted of 1,962,062 shares of Common Stock. The table below sets forth the beneficial ownership of the Common Stock of the Company’s directors, executive officers and persons known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock as of October 14, 2020:

	Beneficial Ownership of Common Stock
Name of Beneficial Owner – Directors, Officers and 5% Stockholders	No. of Shares (1)		Percent of Class
Bradley M. Tirpak (2)(3)	-		-
H. Timothy Eriksen (2)(3)	-		-
Thomas Salerno (2)(7)	-		-
John G. Sharkey (2)(8)	6,750		0.3%
Fintech Consulting LLC (4)	376,000		19.2%
Robert Fitzgerald (2)(3)(5)	139,200	(6)	7.1%
Tajuddin Haslani (4)	376,100	(12)	19.2%
Philip J. LaBlonde (9)	135,000		6.9%
QAR Industries, Inc. (5)	139,200		7.1%
Zeff Capital, L.P. (10)	437,774		22.3%
Zeff Holding Company, LLC (10)	437,774	(11)	22.3%
Daniel Zeff (10)	437,774	(11)	22.3%
Christopher Hughes (13)	11,842	(14)	0.6%
All Directors and Executive Officers as a Group (5 persons)	145,950		7.4%

(1)	In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company’s Common Stock if such person has voting or investment power with respect to such shares. This includes shares of Common Stock (a) subject to options exercisable within sixty (60) days, and (b) (1) owned by a person’s spouse, (2) owned by other immediate family members who share a household with such person, or (3) held in trust or held in retirement accounts or funds for the benefit of the such person, over which shares the person named in the table may possess voting and/or investment power. Unless otherwise stated herein, each beneficial owner has sole voting power and sole investment power.

(2)	This executive officer and/or director maintains a mailing address at 400 Oser Avenue, Suite 150, Hauppauge, New York 11788.

(3)	Such person currently serves as a director of the Company.

(4)	Based on a Schedule 13D filed by Fintech Consulting LLC and Tajuddin Haslani with the SEC on July 30, 2018. Based on the Schedule 13D, Tajuddin Haslani is the managing member of Fintech Consulting LLC and the reporting persons maintain a mailing address at 120 S. Wood Avenue, Suite 300, Iselin, New Jersey 08830.

(5)	Based on an Amendment to Schedule 13D filed by QAR Industries, Inc. and Robert Fitzgerald with the SEC on September 10, 2019. Robert Fitzgerald is the President of QAR Industries, Inc. and the reporting persons maintain a mailing address at 101 SE 25th Avenue, Mineral Wells, Texas 76067.

(6)	Represents the same shares owned by QAR Industries, Inc.

(7)	Mr. Thomas Salerno served as the Managing Director of TSR Consulting Services, Inc., the Company’s IT consulting services subsidiary and largest business unit, since 2011. He was appointed as President and Chief Executive Officer of the Company effective March 23, 2020 and served as Acting CEO of the Company from January 27, 2020 to March 23, 2020.

(8)	John G. Sharkey served as the Vice President, Finance, Controller and Secretary of the Company until June 1, 2019. Effective June 1, 2019, Mr. Sharkey was appointed Senior Vice President, Chief Financial Officer and Secretary of the Company.

(9)	Based on a Schedule 13D filed by Philip J. LaBlonde with the SEC on August 12, 2016. Based on the Schedule 13D, Philip J. LaBlonde maintains a mailing address at 15120 Honors Circle, Carmel, Indiana 46033.

(10)	Based on an Amendment to Schedule 13D filed by Zeff Capital, L.P., Zeff Holding Company, LLC and Daniel Zeff with the SEC on August 17, 2020. Based on the Amendment to Schedule 13D, Zeff Capital, L.P. is the owner of the 437,774 shares reported on the Amendment; Zeff Holding Company, LLC is the general partner of Zeff Capital, L.P.; Daniel Zeff is the sole manager of Zeff Holding Company, LLC; and all of the reporting persons maintain a mailing address at 885 Sixth Avenue, New York, New York 10001.

(11)	Represents the same shares owned by Zeff Capital, L.P.

(12)	Includes 376,000 shares owned by Fintech Consulting LLC.

(13)	Mr. Christopher Hughes served as President, Chief Executive Officer and Treasurer of the Company until February 29, 2020.

(14)	Includes 5,566 shares held of record by Christopher Hughes’ wife, as to which Mr. Hughes has disclaimed beneficial ownership.

Change in Control – 2019 and 2020 Fiscal Years

Acquisition of Shares by Investor Parties

On June 25, 2018, the Company received a letter from James Hughes, on behalf of Joseph Hughes and his wife, Winifred Hughes, requesting that the Board pursue a sale of the Company. James Hughes is the son of Joseph and Winifred Hughes and the brother of Christopher Hughes. James Hughes is not an officer, employee or director of the Company. As of June 25, 2018, Joseph and Winifred Hughes beneficially owned approximately 41.8% of the outstanding Common Stock.

On July 9, 2018, the Board established a Special Committee of the Board (the “Special Committee”) to review the request submitted by Joseph and Winifred Hughes that the Board pursue a sale of the Company and in the context of that review consider and evaluate other strategic alternatives available to the Company.

On July 16, 2018, the Special Committee received a letter from James Hughes informing the Special Committee that he had received an offer to purchase the shares of Common Stock owned by Joseph and Winifred Hughes for a price of $6.25 per share. James Hughes also provided the Special Committee with a copy of the letter received from Zeff, which Joseph and Winifred Hughes also included as exhibits to schedule 13D amendments filed with the SEC on July 17, 2018.

On July 24, 2018, Joseph Hughes and Winifred Hughes each filed an amendment to Schedule 13D (the “Hughes 13D Amendments”) with the SEC. Each of the Hughes 13D Amendments disclosed that James Hughes, acting in his capacity as representative and attorney-in-fact for the Hughes, had entered into a share purchase agreement on July 20, 2018 (the “Share Purchase Agreement”) with Zeff, QAR Industries, Inc. (“QAR”) and Fintech Consulting, LLC (“Fintech”) for the sale of 819,491 shares of Common Stock of the Company, representing 41.8% of the Company’s outstanding Common Stock. The Hughes 13D Amendments indicated that the transaction closed on July 23, 2018.

On July 25, 2018, the Company filed a Current Report on Form 8-K with the SEC disclosing that it believed a change in control of the Company had occurred as a result of the Hughes’ sale of approximately 41.8% of the Common Stock as described in the previous paragraph. The sale by a former controlling stockholder of a significant stake led the Company to conclude that a change in control had occurred.

On July 26, 2018, the Zeff Entities filed a new Schedule 13D the (“Zeff 13D”) with the SEC disclosing that the Zeff Entities beneficially owned 382,094 shares of Common Stock, representing approximately 19.5% of the outstanding Common Stock.

On July 27, 2018, the Board voted to increase the size of the Board from five to seven directors. The Board approved the appointment of Joseph Pennacchio as a Class II director and William Kelly as a Class III director. This action was undertaken due to a determination by the Board that an increase in the size of the Board and the appointment of qualified individuals was necessary and appropriate to better address the various issues then confronting the Company and the Board, including the consideration of strategic alternatives by the Special Committee, and would be in the best interests of stockholders.

On July 30, 2018, Fintech (doing business as APTask) and Tajuddin Haslani (“Haslani,” and together with Fintech, the “Haslani Entities”) filed a Schedule 13D (the “Haslani 13D”) with the SEC. The Haslani 13D disclosed that the Haslani Entities beneficially owned 376,100 shares of Common Stock, representing approximately 19.2% of the outstanding Common Stock.

On July 30, 2018, QAR and Robert Fitzgerald (collectively, the “QAR Entities”) filed a Schedule 13D (the “QAR 13D”) with the SEC. The QAR 13D disclosed that the QAR Entities beneficially owned 139,200 shares of Common Stock, representing approximately 7.1% of the outstanding Common Stock.

The 13D filings made by the Zeff Entities, the QAR Entities and the Haslani Entities (collectively, the “Investor Parties”) led the Company to conclude that the Investor Parties beneficially owned an aggregate of approximately 45.8% of the Common Stock of the Company as of July 30, 2018.

On August 23, 2018, the Zeff Entities filed an amendment to the Zeff 13D disclosing that the Zeff Entities had acquired beneficial ownership of additional shares of Common Stock, bringing the Zeff Entities’ total beneficial ownership to 437,774 shares, representing approximately 22.3% of the outstanding Common Stock of the Company. Following the amendment filing, the Company understood that the Investor Parties beneficially owned an aggregate of approximately 48.6% of the Common Stock of the Company.

On August 27, 2018, the Board approved an amendment to the Company’s Amended and Restated Bylaws to provide that special meetings of the Company’s stockholders may be called by the Company’s President and shall be called by the President or Secretary at the request in writing of a majority of the Board. The Company’s Amended and Restated Bylaws had previously provided that special meetings of the Company’s stockholders may be called by the Company’s President and shall be called by the President or Secretary at the request in writing of a majority of the Board, or at the request in writing of stockholders owning a majority of the Company’s issued and outstanding capital stock entitled to vote. The amendment to the Company’s Amended and Restated Bylaws was effective upon approval by the Board.

On August 28, 2018, the QAR Entities filed an amendment to the QAR 13D disclosing that the QAR Entities had acquired beneficial ownership of additional shares of Common Stock bringing the QAR Entities’ total beneficial ownership to 143,900 shares, representing approximately 7.3% of the outstanding Common Stock of the Company. Following the amendment filing, the Company understood that the Investor Parties beneficially owned an aggregate of approximately 48.8% of the Common Stock of the Company.

In addition, the QAR Entities’ August 28, 2018 amendment to the QAR 13D further disclosed that QAR Industries, Inc. sent a letter to the Board of the Company on August 27, 2018 (the “QAR Letter”). The QAR Letter posed a series of questions to the Board regarding recent actions taken by the Board, including the increase in the size of the Board from five directors to seven directors on July 27, 2018, the appointment of Mr. Pennacchio and Mr. Kelly as directors of the Company and the amendment of Mr. Christopher Hughes’ employment agreement on August 9, 2018. The QAR Letter also made specific references to prior communications between Zeff and the Company. In response to the QAR Letter, members of the Board issued two letters to stockholders on September 12, 2018; one letter from the Chairman of the Board addressing questions related to the increase in the board size and other corporate governance matters, and one letter from the Chair of the Compensation Committee addressing questions related to changes in Mr. Hughes’ employment arrangements.

On August 29, 2018, the Board approved the adoption of a stockholder rights agreement (the “Rights Agreement”) and declared a dividend of one preferred share purchase right for each share of Common Stock to the stockholders of record on that date. The Rights Agreement was adopted to protect the Company and its stockholders from the actions of third parties that the Special Committee and the Board determine are not in the best interests of the Company and its stockholders; enable all of the Company’s stockholders to realize the full potential value of their investment in the Company; and reduce the likelihood that any person or group gains control of the Company through open market accumulation or other tactics. The Company filed a Form 8-A to register the rights associated with the shareholder rights agreement on March 15, 2019.

On August 31, 2018, the Board received a letter from Fintech, expressing similar concerns to those included in the QAR Letter and also expressing concern with the adoption of the stockholder rights plan. The Haslani Entities did not amend their 13D to indicate the letter had been sent to the Board. The letter was disclosed to all stockholders in a Current Report on Form 8-K filed by the Company on September 12, 2018. The Form 8-K included as exhibits the letters to the stockholders of the Company from Christopher Hughes, then Chairman of the Board, and Raymond Roel, then Chair of the Compensation Committee, addressing the issues raised in the QAR Letter and the letter from Fintech.

On September 19, 2018, Zeff sent a letter to Raymond Roel expressing additional concerns regarding recent corporate actions.

On September 27, 2018, the Company filed a Definitive Proxy Statement on Schedule 14A relating to the 2018 annual stockholder meeting (“2018 Annual Meeting”) of the Company originally scheduled for November 28, 2018.

Original Stockholder Nominations and Proposals

On October 9, 2018, Zeff delivered to the Company a notice of nomination of directors and stockholder proposals (the “Zeff Proposals”). The notice indicated Zeff’s intent to nominate H. Timothy Eriksen and Bradley M. Tirpak as Class I directors and to make the following three additional shareholder proposals regarding certain corporate governance matters: (1) a non-binding stockholder proposal requesting a declassified Board structure; (2) a by-law amendment requiring an 80% vote of the Board to increase the size of the Board; and (3) a stockholder proposal repealing bylaw amendments made since August 27, 2018. Zeff subsequently filed its preliminary proxy statement on Schedule 14A on October 10, 2018, and its definitive proxy statement on November 1, 2018 (the “Zeff Proxy Statement”). The Board considered these proposals and recommended that stockholders vote “AGAINST” each of the Zeff Proposals in the Zeff Proxy Statement.

On November 6, 2018, the Company announced that the Board had determined to postpone the Company’s 2018 Annual Meeting (1) in order to give the Company additional time to review and respond to the Zeff Proposals, (2) to allow the stockholders to consider information to be included in this revised proxy statement, (3) in light of uncertainty caused by ongoing litigations brought against the Company by Fintech and against the Company and its current and certain former directors by Susan Paskowitz and (4) in order to give the Special Committee additional time to consider and evaluate whether any strategic alternatives are in the best interests of the Company’s stockholders.

On July 19, 2019, the Company announced in a Current Report on Form 8-K filed by the Company with the SEC that it had rescheduled the 2018 Annual Meeting for September 13, 2019.

Second Stockholder Nominations and Proposals

On August 1, 2019, Zeff delivered to the Company a new notice (the “New Notice”) of nomination of directors and stockholder proposals. The New Notice again indicated Zeff’s intent to nominate Mr. Eriksen and Mr. Tirpak as Class I directors.

The New Notice also indicated Zeff’s intent to make the same three Zeff Proposals described above with the exception that Proposal No. 5 seeks repeal of bylaw amendments adopted by the Board after April 9, 2015. In addition to the Zeff Proposals, the New Notice also made one additional stockholder proposal requiring redemption of the stockholder rights plan approved by the Board on August 29, 2018 (the “New Zeff Proposal”). After careful consideration, the Board again opposed the Zeff Proposals for the same reasons set forth above and also opposed the New Zeff Proposal because the Board believed that maintaining the stockholder rights plan continues to be in the best interests of the Company and its stockholders.

On August 6, 2019, the Company filed with the SEC its Preliminary Proxy Statement on Schedule 14A relating to the 2018 Annual Meeting of the Company scheduled for September 13, 2019.

On August 7, 2019, Zeff filed its Preliminary Proxy Statement on Schedule 14A (the “New Zeff Proxy Statement”) relating to the 2018 Annual Meeting of the Company scheduled for September 13, 2019.

Litigations and Settlement Agreement with Investor Parties

In connection with the Investor Parties’ activities described above, the Company became involved in various legal proceedings. For a description of these legal proceedings, please refer to the disclosure under Item 3. Legal Proceedings on the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2020 filed with the SEC on August 17, 2020.

On August 30, 2019, the Company entered into a settlement and release agreement (the “Settlement Agreement”) with the Investor Parties with respect to the proxy contest pertaining to the election of directors at the 2018 Annual Meeting. Pursuant to the Settlement Agreement, the parties agreed to forever settle and resolve any and all disputes between the parties. No party admitted any liability by entering into the Settlement Agreement.

Concurrently with the Settlement Agreement, the parties entered into a share repurchase agreement (the “Repurchase Agreement”) which provided for the purchase by the Company and Christopher Hughes, the Company’s former President and Chief Executive Officer, of the shares of the Company’s Common Stock held by the Investor Parties (the “Repurchase”). The Settlement Agreement also contemplated that, if the Repurchase was completed, the Company would make a settlement payment to the Investor Parties at the closing of the Repurchase in an amount of approximately $1,500,000 (the “Settlement Payment”). However, the Repurchase and Settlement Payment were not completed by the deadline of December 30, 2019.

Pursuant to the Settlement Agreement, (1) the Company agreed to adopt an amendment to the Company’s Amended and Restated By-Laws, dated April 9, 2015 (the “By-Laws Amendment”), providing that stockholders of the Company owning at least forty percent (40%) of the issued and outstanding Common Stock may request a special meeting of stockholders; (2) the Investor Parties agreed not to take any action to call or otherwise cause a special meeting of stockholders to occur prior to December 30, 2019 (unless the Company had failed to hold the 2018 Annual Meeting); (3) the Company agreed to amend and restate the Company’s Rights Agreement, dated August 29, 2018 (the “Amended Rights Agreement”), to confirm that a Distribution Date (as defined in the Amended Rights Agreement) shall not occur as a result of any request by any of the Investor Parties for a special meeting; (4) the Company agreed that prior to the earlier of (A) the completion of the Repurchase and the payment of the Settlement Payment and (B) January 1, 2020, the Board of Directors shall not consist of more than seven (7) directors.

Pursuant to the terms of the Settlement Agreement, the two nominees for director made by Zeff Capital, L.P. were elected as directors at the Company’s 2018 Annual Meeting held on October 22, 2019. Please see the Company’s current Report on Form 8-K filed with the SEC on October 21, 2019 for more information about the background of the election of directors at the Company’s 2018 Annual Meeting.

Pursuant to the terms of the Settlement Agreement, inasmuch as the Repurchase was not completed and the Settlement Payment was not made by December 30, 2019, the members of the Board of Directors (other than the two directors who were nominated by Zeff Capital, L.P. and elected as directors at the 2018 Annual Meeting) resigned from the Board effective 5:00 p.m. Eastern Time on December 30, 2019. Immediately thereafter, the two remaining directors appointed Robert Fitzgerald to the Board of Directors. Please see the Company’s Current Report on Form 8-K filed with the SEC on December 31, 2019 for more information about the background and the appointment of Robert Fitzgerald.

In addition, the Settlement Agreement provides for mutual releases between the Company and each of the Investor Parties and certain of their affiliates. Each of the Investor Parties and certain of their affiliates also agreed to certain customary standstill provisions, including without limitation, with regard to certain actions in connection with the 2018 Annual Meeting, Extraordinary Transactions (as defined in the Settlement Agreement) with the Company, and the acquisition of any securities (or beneficial ownership thereof) of the Company, each of which expired on December 30, 2019.

The foregoing is not a complete description of the terms of the Settlement Agreement and the Share Repurchase Agreement. For a further description of the terms of the Settlement Agreement and the Share Repurchase Agreement, including copies of the Settlement Agreement and Share Repurchase Agreement, please see the Company’s Current Report on Form 8-K filed by the Company with the SEC on September 3, 2019.

Inasmuch as the Company did not complete the Repurchase and make the Settlement Payment prior to the December 30, 2019 deadline, the members of the Board of Directors (other than the two directors who were elected as directors at the 2018 Annual Meeting) resigned from the Board effective at 5:00 p.m. Eastern Time on December 30, 2019. Immediately thereafter, the two remaining directors, Bradley M. Tirpak and H. Timothy Eriksen, appointed Robert Fitzgerald as a new director. Each of Messrs. Tirpak, Eriksen and Fitzgerald qualifies as an “independent director” under the NASDAQ Stock Market Rules. These three individuals were also appointed to the Audit Committee, Nominating Committee, Compensation Committee and Special Committee. The Board appointed Mr. Tirpak as Chairman of the Board to succeed Christopher Hughes. Mr. Hughes continued to serve as the Chief Executive Officer, President and Treasurer of the Company until January 17, 2020 when he was put on leave. He was subsequently terminated on February 29, 2020. Additionally, the Board appointed Mr. Eriksen as Lead Independent Director, Chairman of the Audit Committee and Chairman of the Nominating Committee. The Board also appointed Mr. Fitzgerald as the Chairman of the Compensation Committee and Chairman of the Special Committee.

As a result of the foregoing transactions, as of May 31, 2020, the Investor Parties have collectively acquired an aggregate of approximately 48.6% of the Common Stock of the Company. None of the Company’s current directors have served on the Board prior to October 22, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to reports required to be filed by Section 16(a) of the Exchange Act during the fiscal year ended May 31, 2020.

PROPOSAL 2 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD

The Company’s Certificate of Incorporation, as amended (“Certificate of Incorporation”) provides for a classified board of directors divided into three classes of directors serving staggered terms of three years each. The terms of one class expire at each annual stockholder meeting. The Company originally adopted a classified Board to provide stability and continuity of directors and to encourage a long-term perspective from the Board.

As part of the Board’s ongoing evaluation of the corporate governance structures and practices of the Company and in response to feedback from certain of our stockholders, the Board considered the benefits and detriments of a classified Board versus a declassified Board with all directors serving terms of only one year each. While classified or staggered boards have had a long and prominent history, in recent years there has been investor concern that classified boards may have the effect of reducing the accountability of directors to stockholders. Because directors serve terms of multiple years, classified boards limit the ability of stockholders to evaluate and elect all directors on an annual basis. Election of directors is a primary means for stockholders to influence corporate governance policies and to hold directors accountable for implementing those policies. In addition, opponents of classified boards assert that a classified board discourages proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees and, therefore, can potentially erode stockholder value. As a result, it has become an emerging governance best practice that all directors be elected on an annual basis. Annually elected boards are perceived by many investors as increasing the accountability of directors to stockholders and, accordingly, increasing stockholder value.

After carefully weighing these considerations, the Board has determined that it is in the best interests of the Company and our stockholders to declassify the Board and on October 12, 2020, adopted, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to declassify the Board beginning at the 2021 annual stockholder meeting (“Amendment”). The general description of the Amendment set forth below is a summary only and is qualified in its entirety by, and subject to, the full text of the proposed Amendment, which is attached as Annex A to this proxy statement.

Under the proposed Amendment, the annual election of directors will be phased in gradually to assure a smooth transition. The Amendment to the Company’s Certificate of Incorporation would not change the unexpired three-year terms of directors elected prior to the effectiveness of the Amendment (including any director to be elected at the Annual Meeting). Rather, the current three-year terms for each class of directors will continue, and those directors or their successors will only become eligible for a one-year election term upon expiration of that term. The three-year term for our Class I directors previously elected at the 2018 annual stockholder meeting will expire at the 2021 annual stockholder meeting; and the three-year term for our Class II director to be elected at the Annual Meeting will expire at the 2023 annual stockholder meeting. There is currently no Class III director on the Board. Upon the expiration of each Class’s current three-year term, those directors or the successors thereto will be elected to the Board for one-year terms. Thus, beginning with the 2021 annual stockholder meeting, those directors nominated for election will be elected to the Board for a one-year term. Directors appointed to fill any newly created directorships resulting from an increase in the number of directors or any vacancies on the Board would serve until the next annual stockholder meeting. This phased-in approach will result in the discontinuation of our classified Board, and all directors being nominated annually for one-year terms, by the 2023 annual stockholder meeting.

Pursuant to the Company’s Certificate of Incorporation, the affirmative vote of not less than two-thirds of the voting power of the then outstanding shares of common stock is required to adopt the proposed Amendment. Accordingly, abstentions and broker non-votes will have the same effect as votes against the proposal. If the stockholders approve the proposed Amendment, the Amendment to the Company’s Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State, which the Company expects to file promptly after the Annual Meeting. If the proposed Amendment is not approved, the Board will remain classified.

The Board has also approved a conforming amendment to Article III, Section 2 of the Amended and Restated Bylaws of the Company, as amended (“Bylaws”), relating to the Company’s current classified board structure, to implement the declassification of the Board. The full text of the proposed amendment to the Bylaws is attached as Annex B to this proxy statement. Stockholders are not being asked to vote on the proposed amendment to the Bylaws, however, such amendment will not take effect unless stockholders approve the proposed declassification amendment to the Company’s Certificate of Incorporation.

The Board unanimously recommends a vote FOR an amendment to our Certificate of Incorporation to declassify the Board.

PROPOSAL 3 – APPROVAL OF THE ADOPTION OF THE 2020 EQUITY INCENTIVE PLAN

Background and Purpose

We are asking stockholders to approve the TSR, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). Our Board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that stock-based compensation programs are central to this objective and vital to our future success. On October 12, 2020, subject to stockholder approval, the Board adopted the 2020 Plan.

Summary of the 2020 Equity Incentive Plan

Certain provisions of the 2020 Plan are summarized below. A copy of the Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. The following summary of the material terms of the 2020 Plan does not purport to be a complete description of the 2020 Plan and is qualified in its entirety by reference to the complete copy of the 2020 Plan in Appendix C. Because this summary may not contain all of the information that is important to you, you should review the Proxy Statement, including Appendix C, before deciding how to vote.

The 2020 Plan allows for the grant of non-qualified stock options, incentive stock options, restricted awards, stock appreciation rights (“SARs”), cash awards, performance share awards and other equity-based awards to employees, consultants, directors and those individuals whom the Board (or a committee appointed by the Board to administer the 2020 Plan (the “Committee”)) determines are reasonably expected to become employees, consultants and directors following the date of grant. For purposes of this summary, the term “Committee” is used throughout when referring to either the Board or Committee.

The maximum number of shares of common stock which may be issued, subject to adjustment as described below, is 200,000 shares of common stock. No more than 200,000 shares of common stock may be issued in the aggregate pursuant to the exercise of incentive stock options. The maximum number of shares of common stock subject to awards granted during a single Company fiscal year to any director shall not exceed 50,000 shares of common stock. No participant shall be granted, in the aggregate during any calendar year, awards covering more than a total of 50,000 shares of common stock.  No participant shall be granted, in the aggregate during the life of the 2020 Plan, awards covering more than a total of 100,000 shares of common stock.

If awards under the 2020 Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the 2020 Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the 2020 Plan if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other awards that were not issued upon the settlement of the award.

Administration

The 2020 Plan will be administered by the Committee. The Board will fill vacancies on and from time to time may remove or add members to the Committee, and the Committee will be so constituted to permit awards granted under the 2020 Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and to permit grants of awards under the plan to comply with or any other statutory rule or regulatory requirements, unless otherwise determined by the Board.

Subject to the express provisions of the 2020 Plan, the Committee has authority to administer and interpret the 2020 Plan, including the authority to determine who is eligible to participate in the 2020 Plan and to whom and when awards are granted under the 2020 Plan, to grant awards, to determine the number of shares of common stock subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the 2020 Plan, and to make other determinations deemed necessary or advisable for the administration of the 2020 Plan. Also, subject to the requirements of Delaware General Corporation Law and any limitations under applicable stock exchange rules, the Committee also has the power to delegate its authority to officers with respect to awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act.

Eligibility

Participants under the 2020 Plan are limited to employees, consultants, directors and those individuals whom the Committee determines are reasonably expected to become employees, consultants and directors following the date of grant. In determining to whom awards will be granted and the nature of such each award, the Committee may take into account the nature of the services rendered by the respective participant, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, deems relevant. We estimate that approximately 12 persons are currently eligible to participate in the 2020 Plan, which includes 7 employees, 2 named executive officers and 3 non-employee directors.

General Terms and Conditions of Awards

Non-qualified Stock Options

The Committee may grant non-qualified stock options under the 2020 Plan which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which will be subject to terms and conditions established by the Committee. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. The term “fair market value” means either (a) if the common stock is listed on any established stock exchange, the closing price for the common stock on the date of grant or (b) in the absence of an established market for the common stock, the fair market value determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. The exercise price of an option may be paid through various means specified by the Committee, including in cash or check, by delivering to the Company shares of common stock or by a reduction in the number of shares issuable pursuant to such option. Every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

During the lifetime of a participant, except as otherwise may be provided by the Committee in its discretion, options granted to that participant under the 2020 Plan generally will be nontransferable and exercisable only by the participant. A participant will have the right to transfer any options granted to such participant upon such participant’s death either by the terms of such participant’s will or under the laws of descent and distribution.

Incentive Stock Options

The Committee may grant incentive stock options under the 2020 Plan which meet the requirements of Section 422 of the Code. Under the 2020 Plan, the aggregate fair market value, determined at the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the 2020 Plan and any other incentive stock option plans of the Company) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the common stock on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

SARs

The Committee may grant SARs under the 2020 Plan. Subject to the express provisions of the 2020 Plan and as discussed in this paragraph, the Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the 2020 Plan will be determined by the Committee pursuant to the 2020 Plan. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

Restricted Awards

The Committee may grant restricted stock or restricted stock units under the 2020 Plan. Restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For example, awards may, at the Committee’s discretion, be conditioned upon a participant’s completion of a specified period of service, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions.

Any restricted stock granted under the 2020 Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the Committee may deem appropriate. In the case of restricted stock units, no common stock shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive common stock, such common stock shall be issued and delivered to the holder of the restricted stock units.

Except as otherwise determined by the Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by the Company.

Performance Share Awards

The Committee may grant performance share awards under the 2020 Plan. Each performance share award will be subject to subject to conditions determined by the Committee, which will have the discretion to determine: (i) the number of shares of common stock or stock-denominated units subject to a performance share award granted to any participant; (ii) the performance period applicable to any award; (iii) the conditions that must be satisfied for a participant to earn an award; and (iv) the other terms, conditions and restrictions of the award.

Cash Awards and Other Equity-Based Awards

The Committee may also grant cash awards and other equity-based awards. The Committee has the discretion to grant such awards either alone or in tandem with other awards subject to any terms and conditions set by the Committee.

Transferability

Generally, no award (other than fully vested and unrestricted shares) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered unless otherwise permitted under the 2020 Plan. The Committee may establish procedures to allow a participant to designate a beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to an award in the event of the participant’s death.

Corporate Transactions

In the event of any Change in Control (as defined in the 2020 Plan) involving the Company, unless provided in the award agreement, all outstanding options and SARs shall become immediately exercisable with respect to 100% of the shares subject to such options or SARs, and/or the restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock awards or restricted stock units. Further, with respect to performance share awards and cash awards, in the event of a Change in Control, all incomplete performance periods shall end and the Committee shall (i) determine the extent to which performance goals have been met based on audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based on the Committee’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained, or on such other basis determined by the Committee.

In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price (or SAR exercise price in the case of a SAR) that equals or exceeds the price paid for a share of common stock in connection with the Change in Control, the Committee may cancel the option or SAR without the payment of consideration therefor.

Amendment and Termination

The 2020 Plan shall terminate automatically on the ten year anniversary of the effective date of the 2020 Plan. The effective date is the date the 2020 Plan is approved by the stockholders. No Award shall be granted pursuant to the 2020 Plan after such date, but awards theretofore granted may extend beyond that date. The Board may suspend or terminate the 2020 Plan at any earlier date. The Board may also amend the 2020 Plan at any time, provided that no amendment shall be effective unless approved by the stockholders to the extent stockholder approval is necessary to satisfy applicable laws.

The Committee may amend, modify or terminate an outstanding award, provided, however, that, except as expressly provided in the 2020 Plan, the Committee may not, without the participant’s consent, amend, modify or terminate an outstanding award unless it determines that the action would not adversely alter or impair the terms or conditions of such award. If the Committee modifies the purchase price or the exercise price of an outstanding award and if such modification effects a pricing, stockholder approval shall be required before the reprising is effective.

Clawback and Recoupment

The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the 2020 Plan or an award agreement in accordance with the Company’s clawback policy.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the 2020 Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2020 Plan, including state, local or foreign tax consequences. This summary does not constitute legal or tax advice.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant of an incentive stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. The exercise of an incentive stock option will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the incentive stock option was granted and ending not more than 90 days before the date of exercise. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. Except in the case of a participant not meeting the holding requirements discussed in the next paragraph, we will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss. If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

Restricted Stock and Performance Shares

The federal income tax consequences of the issuance of restricted stock and performance shares will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock or performance shares under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock or performance shares, but rather recognition of income will be postponed until such time as the restrictions on the shares lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the stock equal to the fair market value of the shares of stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.

Section 162(m) and Limits on the Company’s Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain “covered employees” that exceeds $1,000,000 for the taxable year.

Section 409A of the Code

The Committee intends to administer and interpret the 2020 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code (“Section 409A”) and to avoid any adverse tax results thereunder to a holder of an award. Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction, will be determined as of the end of that period.

Forfeiture of Awards

The Committee may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the award agreement or otherwise applicable to the participant, a termination of the participant’s continuous service for cause, or other conduct by the participant that is detrimental to the business or reputation of the Company.

The Board unanimously recommends a vote FOR the adoption of the 2020 Equity Incentive Plan.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Relationship with Independent Registered Public Accountants

CohnReznick LLP has been appointed by the Company’s Audit Committee and Board as the independent registered public accounting firm for the Company to audit and report on the Company’s consolidated financial statements for the fiscal year ending May 31, 2021. CohnReznick LLP audited and reported on the Company’s consolidated financial statements for the year ended May 31, 2020. The Company expects that a representative of CohnReznick LLP will be present at the Annual Meeting with an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Company’s Common Stock present at the Annual Meeting, in person or by proxy. Submission of the appointment of the independent registered public accounting firm to the stockholders for ratification will not limit the authority of the Audit Committee and Board to appoint another accounting firm to serve as the independent registered public accounting firm if the present accountants resign or their engagement is otherwise terminated. If the stockholders do not ratify the appointment of CohnReznick LLP at the Annual Meeting, the selection of CohnReznick LLP may be reconsidered by the Audit Committee and Board.

Policy on Audit Committee Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for approving the engagement of the Company’s independent registered public accounting firm to render audit or non-audit services prior to the engagement of the accountants to render such services. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm (subject to the de minimus exception for non-audit services described in Section 10A of the Exchange Act that are approved by the Audit Committee prior to completion of the audit) including the following four categories of services:

Audit services include audit work performed in the audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide.

Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provision of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

The Audit Committee may delegate pre-approval authority to one or more of its members. Such member(s) shall report to the full Audit Committee at each scheduled meeting whether such member(s) pre-approved any audit or non-audit services.

All of the fees below were pre-approved by the Audit Committee.

Fees for Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by CohnReznick LLP for professional services related to the audit of the Company’s consolidated financial statements and the review of the consolidated condensed financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended May 31, 2020 and 2019 were $78,000, respectively.

Audit Related Fees

There were no fees billed by CohnReznick LLP for audit related services for the fiscal years ended May 31, 2020 or 2019.

Tax Fees

There were no fees billed by CohnReznick LLP for tax services during the fiscal years ended May 31, 2020 or 2019.

All Other Fees

There were no fees billed by CohnReznick LLP related to any other non-audit services for the fiscal years ended May 31, 2020 or 2019.

The Board unanimously recommends a vote FOR the approval of the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accountants for the fiscal year ending May 31, 2021.

Audit Committee Report – 2020 Fiscal Year

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the Company’s 2020 fiscal year with the Company’s management. The Audit Committee has separately discussed with CohnReznick LLP, the Company’s independent registered public accounting firm for the 2020 fiscal year, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has also received the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with CohnReznick LLP the independence of that firm from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s 2020 fiscal year for filing with the SEC.

Members of the Audit Committee

H. Timothy Eriksen, Chairman	Bradley M. Tirpak
Robert Fitzgerald

PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and the rules and regulations promulgated thereunder provide that, not less frequently than once every three years, an issuer shall include in its proxy statement for its annual meeting of stockholders an advisory resolution subject to a stockholder vote to approve the compensation of the Company’s named executive officers.  Accordingly, you are asked to approve the compensation of the Company’s named executive officers as described under the heading “Executive Compensation” in this proxy statement, including the compensation tables and the related narrative discussion, by voting in favor of the following advisory resolution:

“RESOLVED, that the stockholders of TSR, Inc. approve the compensation of the Named Executive Officers as discussed and disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

Under the rules and regulations of the SEC, your vote is advisory and will not be binding upon the Company or the Board and will not be construed to overrule any decision by the Company or the Board or require the Board to take any action.  However, the Compensation Committee and the Board will take the outcome of this advisory vote into consideration when considering future compensation arrangements for the Company’s named executive officers and whether any adjustments or modifications are warranted.

The Board unanimously recommends a vote FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as described in the “Executive Compensation” section of this proxy statement.

PROPOSAL 6 – ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and the rules and regulations promulgated thereunder provide that, not less frequently than once every six years, an issuer shall include in its proxy statement for its annual meeting of stockholders an advisory resolution subject to a stockholder vote to determine whether a vote to approve an advisory resolution approving the compensation of its named executive officers, which is set forth in Proposal No. 5 above, will occur every year, every two years or every three years.

Accordingly, you are asked to vote on whether the vote to approve an advisory resolution approving the compensation of the named executive officers of the Company will be held every year, every two years or every three years.

Under the rules and regulations of the SEC, your vote is advisory and will not be binding upon the Company or the Board and will not be construed to overrule any decision by the Company or the Board or require the Board to take any action.  However, the Company and the Board will take the outcome of this advisory vote into account when considering the frequency of the advisory vote to approve the compensation of our named executive officers.

The Board believes that the advisory vote on compensation for the Company’s named executive officers should be conducted every year so that stockholders may annually express their views on the Company’s compensation principles, policies and practices.

The Board unanimously recommends a vote FOR the option of a vote every one year on the compensation program for our named executive officers.

PROPOSAL 7 – ADVISORY VOTE ON THE TERMINATION OF THE STOCKHOLDER RIGHTS PLAN NO LATER THAN AUGUST 29, 2021

On August 29, 2018, the Board declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock of the Company outstanding on August 29, 2018 to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of August 29, 2018, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Class A Preferred Stock Series One, par value $0.01 per share (“Preferred Stock”), of the Company at a price of $24.78 per one one-hundredth of a share of Preferred Stock represented by a Right (the “Purchase Price”), subject to adjustment. In connection with the entry into the Settlement Agreement, the Company amended and restated the Rights Agreement on September 3, 2019. For a description of the background of the adoption and the amendment and restatement of the Rights Agreement, please refer to the disclosure under the heading “Change in Control – 2019 and 2020 Fiscal Years” in this proxy statement. Please also see the Company’s Current Reports on Form 8-K and Form 8-K/A filed with the SEC on August 29, 2020, August 31, 2020 and September 3, 2020 regarding a more detailed description of the terms of the Rights Agreement, as amended and restated, and the Amended and Restated Agreement filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2020.

As part of the Board’s ongoing evaluation of the corporate governance structures and practices of the Company and in response to feedback from certain of our stockholders, the Board considered the benefits and detriments of maintaining a stockholder rights plan. While the stockholder rights plan may help to protect stockholders from abusive stock accumulation and hostile takeover tactics, the potential effect of the stockholder rights plan to vastly increase the cost to a potential bidder of effecting any merger or tender offer (unless the Board favors the bid) and to force the bidder to instead negotiate with management may deprive the stockholders of an opportunity to decide for themselves what represents a fair price for their holdings. In addition, the power of stockholders to accept an offer by a potential bidder can provide an important check and balance on management and the Board in their stewardship of the stockholders’ interests. After carefully considering these risks and benefits and in an effort to maximize stockholder value and encourage stockholder democracy, the Board is holding an advisory vote for stockholders to decide for themselves whether the stockholder rights plan improves or undermines stockholder value by voting on whether to terminate the stockholder rights plan no later than its current Expiration Date, August 29, 2021.

Pursuant to the Rights Agreement, as amended and restated, the Rights will expire on the close of business on the Expiration Date. For so long as the Rights remain redeemable, the Board may amend the terms of the Rights, including accelerating the Expiration Date, without the consent of the holders of the Rights. The Rights are currently redeemable and therefore, the Board may terminate the stockholder rights plan at any time by accelerating the Expiration Date or letting it lapse at its Expiration Date without the consent of any Right holders.

Your vote on this proposal is advisory and will not be binding upon the Company or the Board and will not be construed to overrule any decision by the Company or the Board or require the Board to take any action.  However, the Company and the Board will take the outcome of this advisory vote into account when considering the appropriate approach to the stockholder rights plan moving forward.

The Board does not make any recommendation on this vote whether to terminate the stockholder rights plan no later than August 29, 2021.

OTHER INFORMATION

Stockholder Proposals for Next Annual Meeting

Any proposal by a stockholder of the Company intended to be presented at the 2021 annual stockholder meeting must be received by the Company at its principal executive office not later than [ ], 2021, which is 120 days prior to the anniversary of the date on which the Company released its proxy statement in connection with the prior year’s annual meeting to its stockholders (the “Anniversary Date”), for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. Pursuant to the Company’s Amended and Restated By-laws, as amended, the Company must receive the notice of a stockholder’s intention to introduce a nomination or proposed item of business at an annual meeting no later than the Anniversary Date; provided, however, in the event the annual meeting is scheduled to be held on a date more than 30 days before or after the Anniversary Date, the notice can be received not later than the close of business on the later of the 75th day prior to the scheduled meeting date or the 15th day following the day on which the public announcement of such annual meeting is first made by the Company. The Company is releasing its proxy statement for the Annual Meeting to its stockholders on [ ], 2020. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

Form 10-K Annual Report

The Annual Report for the fiscal year ended May 31, 2020 is enclosed with this Proxy Statement. IN ADDITION, UPON WRITTEN REQUEST BY ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON, WITHOUT CHARGE, WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2020, INCLUDING AMENDMENT NO. 1 ON FORM 10-K/A TO THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2020, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. If the person requesting the report was not a stockholder of record on October 22, 2020, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company’s stock at the close of business on such date. Requests should be addressed to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Suite 150, Hauppauge, NY 11788.

Householding

The Company has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the Company is delivering only one copy of the Annual Report and Proxy Statement to multiple stockholders who share the same mailing address and have the same last name, unless the Company has received contrary instructions from an affected stockholder. This procedure reduces the Company’s printing costs, mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

The Company will deliver promptly upon written or oral request a separate copy of the Annual Report and the Proxy Statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or Proxy Statement, you may write to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Suite 150, Hauppauge, NY 11788, or call (631) 231-0333.

Other Business Solicitation and Expenses of Solicitation

The Board does not know of any other matters to be brought before the Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Annual Meeting are being borne by the Company. In addition to solicitation by mail, the Company’s directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, facsimile and personal interviews. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Forward-Looking Statements

Certain statements in this Proxy Statement which are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipate,” “believe,” “demonstrate,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “should,” and “will,” and similar expressions identify forward-looking statements. Such forward-looking statements are based upon the Company’s current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Specifically, forward-looking statements in this document may include, but are not limited to, the statements concerning any potential or pending investigation, litigation or transaction and its potential impact on the Company or its profitability. These and other forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause the actual events to differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include, among others, the factors and matters described in the Company’s filings with the SEC, including, but not limited to, the Company’s most recent Form 10-K, Forms 10-Q and Forms 8-K, which are available at www.sec.gov. The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Your cooperation in giving these matters your immediate attention and in returning your proxies will be appreciated.

By Order of the Board of Directors,

John G. Sharkey, Secretary
[ ], 2020

Appendix A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

TSR, INC.

[_______] [__], 2020

TSR, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), DOES HEREBY CERTIFY as follows:

FIRST: That the Certificate of Incorporation of the Corporation, as amended, is hereby amended as follows:

A.	The second paragraph under Article Fifth thereof shall read in its entirety as follows:

“Terms of Directors. The number of Directors of the Corporation shall be fixed by resolution duly adopted from time to time by the Board of Directors. The Directors shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal. Prior to the 2023 annual meeting of stockholders, the Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. At the 2021 annual meeting of stockholders, the term of office of the Class I directors shall expire and successors to the Class I directors shall be elected for a term expiring at the next annual meeting of stockholders and at each succeeding annual meeting of stockholders. At the 2022 annual meeting of stockholders, the term of office of the Class III directors shall expire and successors to the Class III directors shall be elected for a term expiring at the next annual meeting of stockholders and at each succeeding annual meeting of stockholders. At the 2023 annual meeting of stockholders, the term of office of the Class II directors shall expire and successors to the Class II directors shall be elected for a term expiring at the next annual meeting of stockholders and at each succeeding annual meeting of stockholders. From and after the election of directors at the 2023 annual meeting of stockholders, the Board of Directors shall cease to be classified and each director elected at the 2023 annual meeting of stockholders (and at each succeeding annual meeting of stockholders) shall hold office for a term expiring at the next annual meeting of stockholders held after such director’s election. For purposes of this Article Fifth, “2021 annual meeting of stockholders” shall mean the annual meeting of shareholders held following the fiscal year ended May 31, 2021; “2022 annual meeting of stockholders” shall mean the annual meeting of shareholders held following the fiscal year ended May 31, 2022; and “2023 annual meeting of stockholders” shall mean the annual meeting of shareholders held following the fiscal year ended May 31, 2023.”

B.	The third paragraph under Article Fifth thereof shall read in its entirety as follows:

“Vacancies. Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal. No decrease in the number of Directors shall shorten the term of any incumbent Director.”

SECOND: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed on its behalf as of the date first indicated above.

TSR, INC.

By:
Name:
Title:

A-1

Appendix B

AMENDMENT NO. 4

TO AMENDED AND RESTATED BY-LAWS

OF TSR, INC.

The Amended and Restated By-laws (as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 to the Amended and Restated By-laws) (the “By-laws”) of TSR, Inc. are hereby amended as follows:

1. The text of Article III, Section 2 of the By-laws, which had been previously stated as follows:

“Section 2. Vacancies. Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal. When the number of Directors is increased or decreased, the Board of Directors shall determine the class or classes to which the increased or decreased number of Directors shall be apportioned so as to maintain each class as nearly equal in number as possible; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director.”

was amended to read as follows:

“Section 2. Vacancies. Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal. No decrease in the number of Directors shall shorten the term of any incumbent Director.”

Approved: [_______] [__], 2020

B-1

Appendix C

TSR, INC.

2020 EQUITY INCENTIVE PLAN

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the TSR, Inc. 2020 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable TSR, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.

“Cause” means:

with respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control,” unless the applicable Award Agreement states otherwise or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or an Affiliate, means:

(a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company's stock and acquires additional stock;

(b) One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s); or

(c) any other event determined to be a Change in Control by the Board.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means TSR, Inc. a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units” or “DSUs” has the meaning set forth in Section 8.1(b) hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement states otherwise or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or an Affiliate, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee unless such procedures for determination of whether an individual has a Disability are otherwise set forth in a written employment, services or other agreement between the Participant and the Company or an Affiliate. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 17.12.

“Effective Date” shall mean the date approved by the shareholders of the Company.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 9 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this TSR, Inc. 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.

“Restricted Award” means any Award granted pursuant to Section 8.

“Restricted Period” has the meaning set forth in Section 8.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.8.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 14, no more than 200,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any shares of Common Stock granted under the Plan in connection with Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Restricted Stock Unites, Performance Share Awards or Other Equity Compensation shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 14, no more than 200,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director shall not exceed 50,000 shares of Common Stock.

4.5 No Participant shall be granted, in the aggregate during any calendar year, Awards covering more than a total of 50,000 shares of Common Stock.

4.6 No Participant shall be granted, in the aggregate during the life of the Plan, Awards covering more than a total of 100,000 shares of Common Stock.

4.7 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.7 shall be added back as one (1) share if such shares were subject to Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Share Awards or Other Equity Based Awards and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.8 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants, Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1 Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2 Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3 Vesting. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

7.4 Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5 Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6 Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8. Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1 Restricted Stock and Restricted Stock Units.

(a) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(b) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock).

8.2 Restrictions.

(a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3 Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4 Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9. Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1 Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10. Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13. Miscellaneous.

13.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2 Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

14. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, rights offer, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15. Effect of Change in Control. Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all outstanding Awards shall become immediately exercisable, if applicable, with respect to 100% of the shares subject to such Award, and/or, if applicable, the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16. Amendment of the Plan and Awards.

16.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

16.2 Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

16.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17. General Provisions.

17.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

17.15 Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

17.16 Expenses. The costs of administering the Plan shall be paid by the Company.

17.17 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.18 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.19 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18. Effective Date of Plan. The Plan shall become effective as of the Effective Date.

19. Termination or Suspension of the Plan. The Plan shall terminate automatically on the ten year anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of TSR, Inc. on October 12, 2020.

As approved by the stockholders of TSR, Inc. on [____].

16808 TSR Proxy Card_REV1- Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TSR, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on November 18, 2020.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

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Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED UNDER PROPOSAL 1 (ROBERT FITZGERALD), A VOTE FOR THE APPROVAL OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5 AND A VOTE FOR 1 YEAR FOR PROPOSAL 6.

1. Election of the following Class II Director for a three (3) year term:

	FOR	WITHHOLD
(01) Robert Fitzgerald	☐	☐

	FOR	AGAINST	ABSTAIN
2. Approval of an amendment to the Company's Certificate of Incorporation to de-classify the Board.	☐	☐	☐
3. Approval of the adoption of the 2020 Equity Incentive Plan.	☐	☐	☐
4. Ratification of appointment of CohnReznick LLP as the Company's independent registered accountants for the 2021 fiscal year.	☐	☐	☐
5. Approval, on a non-binding advisory basis, of the compensation program of the Company's named executive officers.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
6. Approval, on a non-binding advisory basis, whether a non-binding advisory vote on the compensation program for the Company's named executive officers should be held every one, two or three years.	☐	☐	☐	☐

CONTROL NUMBER

Signature____________________**Signature, if held jointly**____________________**Date**__________**, 2020**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

16808 TSR Proxy Card_REV1- Back

Important Notice Regarding the Availability of Proxy Materials for the Combined 2019 & 2020 Annual Meeting of Stockholders to be held November 19, 2020.

If any business other than the matters described on the other side is presented at the combined 2019 & 2020 Annual Meeting, this proxy will be voted in accordance with the best judgment of the named proxies. Rule 14a-4(c)(1) of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the combined 2019 & 2020 Annual Meeting, other than those discussed in this Proxy Statement.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TSR, INC.

400 OSER AVENUE, SUITE 150, HAUPPAUGE, NY 11788
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 19, 2020.

The undersigned hereby appoints THOMAS SALERNO and JOHN G. SHARKEY or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock of TSR, Inc. (the "Company") which the undersigned is entitled to vote at the COMBINED 2019 & 2020 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 19, 2020 at 11:00 a.m., Eastern Time via live webcast by visiting https://www.cstproxy.com/tsrconsulting/2020 and all postponements or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED UNDER PROPOSAL 1 (ROBERT FITZGERALD), A VOTE FOR THE APPROVAL OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5 AND A VOTE FOR 1 YEAR FOR PROPOSAL 6.

(Continued, and to be marked, dated and signed, on the other side)